                                FILE NO. 2-24380

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20550

                                    FORM N-3
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [_] Pre Effective Amendment No.: ___

                      [X] Post Effective Amendment No.: 56

                                   [X] and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT

                               COMPANY ACT OF 1940

                              [X] Amendment No.: 56

         [X] THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
               (Exact Name of Registrant as Specified in Charter)

               THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY
                           (Name of Insurance Company)

               18 Chestnut Street, Worcester, Massachusetts 01608
          (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)

Insurance Company's Telephone Number (including area code):     (508) 799-4441

                                  Susan N. Roth
                            UnumProvident Corporation
                                1 Fountain Square
                                    Suite 756
                          Chattanooga, Tennessee 37402
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

Approximate Date of Proposed Public Offering:                   April 30, 2002

It is proposed that this filing will become effective (check appropriate box):

[_]  immediately upon filing pursuant to Paragraph (b) of Rule 485


[X] on April 30, 2002, pursuant to Paragraph (b) of Rule 485
[_] 60 days after filing, pursuant to Paragraph (a) (i) of Rule 485
[_] on, pursuant to Paragraph (a) of Rule 485

#198457

                        THE PAUL REVERE VARIABLE ANNUITY
                           CONTRACT ACCUMULATION FUND

Cross Reference Sheet Showing Location in Preliminary Prospectus for Individual "Level Charge" and Group Variable Administration Variable Annuity Contracts of Items Called for by Registration Statement on Form N-8B-1.

PAGE NO.           ITEM NO.            HEADING IN PROSPECTUS (PART A)

1                                      Cover Page
2                       2              Definitions
2                       3              Summary
4                       4              Per Unit Income and Capital Changes (a)
6                       5              Description of Insurance Company and the
                                       Accumulation Fund
8                       6              Management
8                       7              Deductions and Expenses
13                      8              Description of Contracts
15                      9              Payments to Annuitants
15                     10              Payments at Death
16                     11              Purchases Payment Provisions
16                     12              Redemption
20                     13              Federal Tax Status
22                     14              Legal Proceedings

                                       STATEMENT OF ADDITIONAL
                                       INFORMATION (PART B)

23                                     Cover Page
24                     17              Table of Contents
27                     18              General Information and History of
                                       Insurance
28                                     Company and the Accumulation
                                       Fund
29                     19              Investment Objectives and Policies
31                     20              Management
31                     21              Investment Advisory Services
33                     22              Brokerage Allocation
34                     24              Underwriters
34                     23              Purchase and Pricing of Contracts
35                     26              Annuity Payments
36                     27              Financial Statements

                                       OTHER INFORMATION (PART C)

                       28(a)           Financial Statements and Exhibits
1                      28(b)           List of Exhibits
2                      29              Directors and Officers of the Insurance
                                       Company
2                      30              Persons Controlled by or under Common
                                       Control with Registrant
2                      31              Number of Contractors
2                      32              Indemnification
2                      33              Business and Other Connections of
                                       Investment Advisers
2                      34              Principal Underwriters
3                      35              Location of Accounts and Records
3                      36              Management Services
3                      37              Undertakings

                                       THE

                                   PAUL REVERE

                                VARIABLE ANNUITY

                           CONTRACT ACCUMULATION FUND

                                   PROSPECTUS

                 . "Level Charge" Variable Annuity Contracts

                 .  Individual Variable Annuity Contracts

                 .  Group Variable Annuity Contracts

                 April 30, 2002 (R)

                 WORCESTER, MASSACHUSETTS

508-799-4441

                                       (R)

WORCESTER, MA 01608

                                TABLE OF CONTENTS

Definitions                                                                          2
Summary                                                                              2
Selected Per Unit Data and Ratios                                                    4
Description of the Company and the Accumulation Fund                                 6
             A.    Investment Policies and Restrictions                              7
Management                                                                           8
Deductions and Expenses                                                              8
             A.    Sales and Administrative Functions and Expenses                  11
             B.    Investment Advisory Fees                                         11
             C.    Expense and Mortality and Expense Risk Assumptions               12
             D.    Brokerage Expenses and Portfolio Turnover                        12
Description of Contracts                                                            12
             A.    Types of Contracts                                               13
             B.    Purchase Payment Provisions                                      13
             C.    Accumulation Units                                               14
             D.    Net Asset Value                                                  14
             E.    Annuity Unit                                                     14
             F.    Payments to Annuitants                                           15
             G.    Payments at Death                                                15
             H.    Early or Deferred Commencement Dates                             16
             I.    Redemption                                                       16
             J.    Voting Rights                                                    16
             K.    Miscellaneous Provisions                                         18
Prior Contracts                                                                     18
             A.    Flexible Payment Contracts Issued Prior to June 1, 1977          18
             B.    Group Contracts Issued Prior to June 1, 1977                     18
             C.    Group Deposit Administration Variable Annuity Contracts          20
Fixed Accumulation                                                                  20
Federal Tax Status                                                                  22
Changes in Operation of the Separate Account                                        22
Legal Proceedings                                                                   22
Statement of Additional Information                                                 24
Table of Contents                                                                   24

                                   PROSPECTUS

           THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                           VARIABLE ANNUITY CONTRACTS
                                     SOLD BY
               THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY
                         WORCESTER, MASSACHUSETTS 01608
                                  508-799-4441

This Prospectus describes the following Variable Annuity Contracts ("Contracts") offered by The Paul Revere Variable Annuity Insurance Company ("Company"). They are:

   1.Flexible Purchase Payment Variable Annuity Contract ("Flexible"); 2.Single Payment Variable Annuity Contract ("Single"); 3.Individual "Level Charge" Variable Annuity Contract ("Level"); and 4.Group Variable Annuity Contract ("Group").

   Note: The public offering of contracts of the Accumulation Fund was discontinued.

   No further offering of contracts of the Accumulation Fund is made hereby.

   The information contained herein is intended solely for the information and use of holders of contracts previously issued.

   The purchase payments received pursuant to these contracts are invested in The Paul Revere Variable Annuity Contract Accumulation Fund ("Accumulation Fund"), a separate account of the Insurance Company. The Accumulation Fund consists of two Series. Series Q is applicable to contracts which were afforded special tax treatment under the Internal Revenue Code ("IRC") and are commonly referred to as "qualified contracts". Series N is applicable to all other contracts. Funds may be accumulated and annuity payments made on a variable basis, a fixed basis or a combination variable and fixed basis except with respect to the Group Contract which does not provide for fixed accumulation.

   The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stock believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investment and changing economic conditions, there can be no assurance that the investment objective will be attained.

   This Prospectus sets forth information about the Contracts and Accumulation Fund that a prospective investor ought to know before investing. A Statement of Additional Information about the Company, the Accumulation Fund and the Contracts has been filed with the Securities and Exchange Commission and is available, without charge, upon written or oral request by calling Linda Daughetee at (800) 718-8824, or sending a written request to UnumProvident Corporation, c/o Susan Roth, 1 Fountain Square, Chattanooga, Tennessee, 37402. Please refer to page 30 to examine the Table of Contents of the Statement of Additional Information.

   These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission Nor Has The Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

    Please read this Prospectus carefully and retain it for future reference. The date of this Prospectus is April 30, 2002. The date of the Statement of Additional Information is April 30, 2002.

                                   DEFINITIONS

Accumulation Unit--an accounting device used to determine the value of a contract before annuity payments begin, the value of which varies in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

Annuitant--the person or persons whose life determines the duration of annuity payments involving life contingencies.

Annuity--a series of payments generally for life or for life with specified minimums.

Annuity Commencement Date--the date on which annuity payments will begin.

Annuity Unit--an accounting device used to determine the amount of annuity payments.

Contract Owner--the person or entity with legal rights of ownership of the annuity contract.

Fixed Annuity--an annuity with payments fixed in amount throughout the annuity period.

Plan--an employer pension plan, profit sharing plan, or annuity purchase plan under which benefits are to be provided by the Variable Annuity Contracts described herein.

Purchase Payments--payments to the Company, after specific deductions, under an annuity contract.

Variable Annuity--an annuity providing for payments varying in amount in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

                                     SUMMARY

                                                                      Flexible* Single* Level*Group*
                                                                      ------------------------------
                                                                                Contracts
                                                                                ---------
Contract Owner Transaction Expenses:
Sales Load Imposed on Purchases                                      7.5%          6.0%       5.0%      5.0%
  (as a percentage of purchase payments)
Collection Fee (per payment)                                       $1.00         $1.00      $1.00     $1.00

                                                                      Flexible* Single* Level* Group*
                                                                      -------------------------------
                                                                                Contracts
                                                                                ---------

Annual Expenses (as a percentage of average net assets):
Management Fees                                                        5%            5%         5%        5%
Mortality and Expense Risk Fees                                      1.0%          1.0%       1.0%      1.0%
Total Annual Expenses                                                1.5%          1.5%       1.5%      1.5%

*See page 11 for full contract name.

If you either surrender or annuitize your contract at the end of the applicable time period, you would have paid the following expenses on a $1,000 investment (or annual $1,000 investments), assuming a 5% annual return on assets:

                                      Year

                                                      1      3     5      10
                                                      -      -     -      --

Flexible (one time $1000 deposit)                     90     120   152    242
Flexible (annual $1000 deposits)                      90     315   603  1,628
Single                                                75     106   138    230
Level/Group                                           66     96    129    222

This fee table is designed to summarize and illustrate all of the deductions and expenses described on pages 8 and 9 for the contracts offered by this Prospectus. State premium taxes, as described on page 8 may also apply.

General Information:

The Accumulation Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. It is the separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity contracts. Registration under the Investment Company Act of 1940 ("1940 Act") does not involve supervision of management or investment practices or policies by the Securities and Exchange Commission.

Four types of variable annuity contracts are offered by this Prospectus. Three of these contracts are issued to individuals and one is a group contract. Two of the "individual" contracts provide for a series of purchase payments to be made over a period of time and one calls for only a single purchase payment.

These contracts are designed for use in connection with retirement plans, some of which may qualify for federal income tax advantages available under Sections 401, 403, or 408 of the IRC.

This Prospectus generally describes only the variable portion of contracts issued by the Company, except where fixed accumulation or fixed annuity payments are specifically mentioned. Fixed annuities are funded by the Company's general assets and are not placed in the Accumulation Fund. (see Fixed Accumulation, page 18).

The portion of contract values placed in either Series of the Accumulation Fund are subject to the investment risks inherent in any equity investment. These risks include changing economic conditions as well as the risks inherent in management's ability to make appropriate investment choices. There is no guarantee under a variable annuity contract that the variable annuity payments or the accumulation values will equal or exceed total purchase payments.

All contracts contain the Company's promise that on the annuity commencement date, the contract owner or annuitant may elect to have provided an annuity payable for the lifetime of the annuitant provided the initial monthly annuity payment equals or exceeds $25. If the initial monthly annuity payment would be less than $25, payment shall be made at less frequent intervals or the value of the account shall be distributed in a lump sum as selected by the annuitant. The annuity payment will be based on the contract value and in case of variable annuity payments, will be affected only by the investment performance of the appropriate Series of the Accumulation Fund and not by adverse mortality experience or by increases in the Company's expenses above those assumed and for which deductions are provided for in the contract. Owners of individual contracts and participants in group contracts to which variable accumulation units are credited, have the right to vote on particular questions affecting the management of the Accumulation Fund.
(see Voting Rights, page 22)

Withdrawal or redemption of funds from certain contracts may result in tax penalties. (see Federal Tax Status, page 26)

                      SELECTED PER UNIT DATA AND RATIOS (a)

                                                    Year Ended December 31,
                                                    -----------------------
                           2001      2000    1999(b)    1998(b)   1997(b)   1996(b)  1995(b)    1994(b)   1993(b)      1992(b)
                           ----      ----    -------    -------   -------   -------  -------    -------   -------      -------
Series N (Non-qualified)
Investment income.       $ 0.090   $ 0.094   $ 0.083   $ 0.096   $ 0.135    $ .137   $ .117     $  .099    $  .055   $  .071
Expenses                   0.251     0.397     0.296     0.212     0.166      .134     .109        .102       .092      .094
Net investment loss       (0.161)   (0.303)   (0.213)   (0.116)   (0.031)    (.003)   (.008)      (.003)     (.037)    (.023)
Net realized and
  unrealized gains
  (losses) on
  investments             (5.177)   (1.498)    5.894     3.891     2.660     1.459    1.769       (.023)     (.318)    (.194)
Net increase (decrease)
in net asset value        (5.338)   (1.801)    5.681     3.775     2.629     1.462    1.777       (.026)     (.281)    (.171)
Accumulation unit
net asset value:

  Beginning of year       19.013    20.814    15.133    11.358     8.729     7.267    5.490       5.516      5.235     5.064
End of year              $13.675    19.013   $20.814   $15.133   $11.358    $8.729   $7.267     $ 5.490    $ 5.516   $ 5.235
Ratios
Operating expenses to
average accumulation
fund balance                1.70%     1.64%     1.62%     1.63%     1.67%     1.69%    1.71%       1.73%      1.73%     1.74%
Net investment income
  (loss) to average
  accumulation fund
  balance                  (1.09)%   (1.25)%   (1.16)%   (0.90)%   (0.31)%    0.04%    0.13%      (0.05)%    (0.69)%   (0.42)%
Portfolio turnover rate       78%      101%      103%      143%      139%       94%      67%         62%        62%       66%
Accumulation units
  outstanding at end of
  year (in thousands)        182       263       342       475       530       566      586         604        640       662

     (a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.
     (b) See the Report of Independent Auditors on page 17 of the Statement of Additional Information.

                      SELECTED PER UNIT DATA AND RATIOS (a)

                                            Year Ended December 31,
                                            -----------------------

                           2001      2000     1999     1998(b)   1997(b)  1996(b)    1995(b)   1994(b)    1993(b)   1992(b)
                           ----      ----     ----     -------   -------  -------    -------   -------    -------   -------
Series Q (Qualified)
Income and Expenses
Investment income.       $ 0.094   $ 0.117   $ 0.094  $ 0.116   $  .177    $ .153    $ .119    $ .081     $ .054    $ .068
Expenses                   0.226     0.374     0.277    0.202      .159      .133      .096      .073       .079      .076
Net investment income
(loss).                   (0.132)   (0.257)   (0.183)  (0.086)     .018      .020      .023      .008      (.025)    (.008)
Net realized and
unrealized gains
(losses) on investments   (4.577)   (1.398)    5.280    3.836     2.723     1.551     1.711     (.020)     (.291)    (.159)
Net increase (decrease)
in net asset value.       (4.709)   (1.655)    5.097    3.750     2.741     1.571     1.734     (.012)     (.266)    (.151)
Accumulation unit net
asset value:
  Beginning of year       18.567    20.221    15.124   11.374     8.633     7.062     5.328     5.340      5.074     4.923
  End of year             13.857    18.566   $20.221  $15.124   $11.374    $8.633    $7.062    $5.328     $5.340    $5.074
Ratios
Operating expenses to
average accumulation
fund balance.               1.55%     1.57%     1.56%    1.57%     1.59%     1.57%     1.55%     1.55%      1.56%     1.56%
Net investment income
(loss) to average
accumulation fund
balance                    (0.90%)   (1.08)%   (1.03)%  (0.67)%    0.18%     0.24%     0.38%     0.17%     (0.50)%   (0.17)%
Portfolio turnover rate       79%      101%       98%     143%      130%       78%       64%       64%        59%       61%
Accumulation units
 outstanding at end of
 year (in thousands......... 925     1,187     1,385    1,715     1.887     2,093     5,491     5,597      5,700     5,753

     (a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.
     (b) See the Report of Independent Auditors on page 17 of the Statement of Additional Information.

                           DESCRIPTION OF THE COMPANY
                            AND THE ACCUMULATION FUND

The Company, with an address of 18 Chestnut Street, Worcester, Massachusetts, is a stock insurance company organized under the laws of Massachusetts. Its principal business is the sale and administration of life and annuity insurance policies. The Company was organized on August 6, 1965. The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified open-end investment company under the 1940 Act.

Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity.

The Company is a wholly-owned subsidiary of The Paul Revere Life Insurance Company, a Massachusetts corporation. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation ("Paul Revere"), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts 01608. Paul Revere is a holding company for its direct and indirect wholly owned subsidiaries of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, and other non-insurance affiliates. Paul Revere is a wholly owned subsidiary of UnumProvident Corporation, a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

Income, gains and losses, whether or not realized, resulting from assets allocated to the Accumulation Fund are, in accordance with applicable variable annuity contracts, credited to or charged against the Accumulation Fund without regard to other income gains or losses of the Company. For this purpose, each Series of the Accumulation Fund under Massachusetts law may not be charged with liabilities arising out of any other business of the Company to the extent they are set aside for variable annuity contracts. However, obligations arising under such contracts are the obligation of the Company.

The Accumulation Fund consists of two Series. Series Q is made up of qualified contracts which were afforded special tax treatment under the IRC. Series N is made up of all other contracts.

The Home Office and Agency retirement plans of The Paul Revere Life Insurance Company, 18 Chestnut Street, Worcester, Massachusetts 01608 held 58.3% of the outstanding units of the Accumulation Fund at December 31, 2001.

A. Investment Policies and Restrictions

The fundamental investment policies and restrictions of the Accumulation Fund (including Series Q and Series N) are enumerated in Items 1 and 4 through 10 below. They may not be changed without the approval of a majority in interest of contracts having a voting interest in the Accumulation Fund. A majority as used in this Prospectus, means (a) 67% or more of the voting interests of the contract owners present and entitled to vote if voting interests of over 50% are present or represented by proxy or (b) more than 50% of the voting interest in the Accumulation Fund, whichever is less. Items 2, 3 and 11 through 15 are not fundamental investment policies and may be changed by the Board of Managers.

     1. The growth of capital is the primary investment objective of the Accumulation Fund. Assets of the Accumulation Fund, including any earned income and realized capital gains, shall be kept fully invested except for reasonable amounts held in cash to meet current expenses or normal contract payments and for reasonable amounts held for temporary periods pending investment in accordance with the investment policy.

     2. Common stocks believed to have potential for growth will usually constitute a major portion of the Accumulation Fund portfolio but in keeping with the objective of growth of capital, the investments may be made from time to time in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase the portion of its assets invested in fixed income obligations and held in cash.

     3. Investments of the Accumulation Fund are controlled by provisions of Sections 132H, Chapter 175 of the General Laws of Massachusetts. In general, this releases the Accumulation Fund assets from investment restrictions applicable to life insurance company reserve investments, limits investments in securities of any one issuer to 10% of the value of the Accumulation Fund assets and requires common stock purchases to be listed or admitted to trading on a securities exchange located in the United States or Canada or to be traded in the over-the-counter securities market. Such section as may be amended from time to time will be followed.

         The Accumulation Fund will not:

     4.  Acquire more than 5% of the voting securities of any one issuer.

     5. Purchase the securities of an issuer, if, immediately after and as a result of such purchase, the value of its holdings in the securities of such issuer shall exceed 5% of the value of its total assets.

     6.  Invest more than 25% of the value of its assets in any one industry.

     7. Engage in the purchase or sale of interests in real estate which are not readily marketable.

     8. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then not to exceed 5% of the value of its assets.

     9.  Engage in the purchase or sale of commodities or commodity contracts.

     10. Act as an underwriter of securities of another issuer (except where the Accumulation Fund may be deemed to be a statutory underwriter in connection with the disposition of restricted securities).

     11. Make purchases on margin, except such short-term credit as is necessary for clearance of transactions.

     12. Make short sales of securities.

     13. Invest for the purpose of exercising control or management.

     14. Purchase securities of other investment companies except (i) of closed-end companies in the open market at customary brokerage commissions and then with an aggregate investment in such securities not exceeding 5% of the value of its assets and the total outstanding voting interest in any one such investment company not to exceed 3% or (ii) as a part of a merger or consolidation.

     15. Invest in excess of 10% of the value of its assets in restricted securities.


As of the year ended December 31, 2001, the Accumulation Fund did not engage in the purchase or sale of interests in real estate, invest in repurchase agreements or non-negotiable time deposits maturing in more than seven days, or make loans of securities. The Accumulation Fund has never engaged in puts, calls or straddles and has no intention to do so at the present time.

B. Principle Risk Factors

The Accumulation Fund invests in a diversified portfolio of common stocks. Common stocks are inherently volatile and their prices may decline substantially at times due to economic, competitive, regulatory, or other factors. In addition, the portfolio's returns may differ materially from its benchmark, the Russell 1000 index, due to differences in industry weightings and specific stock weightings. The Accumulation Fund generally invests in mid- to-large capitalization growth stocks and this class of stocks may also perform materially differently from the Russell 1000 index for long periods of time due primarily to changes in forecasted relative earnings and interest rates.

                                   MANAGEMENT

The property and business of the Accumulation Fund are managed by a Board of Managers selected by the owners of the contracts to which variable accumulation units are credited. A majority of the Accumulation Funds five managers are not deemed to be "interested persons" of the Accumulation Fund or the Company as defined in the 1940 Act.

The Board of Managers has the following responsibilities and duties: a) to select and approve annually an independent certified public accountant, b) to execute and approve annually an agreement providing for sales and administrative services, c) to execute and approve annually an agreement providing for investment advisory services, d) to recommend any changes in the fundamental investment policies of the Accumulation Fund, and e) to authorize all investments of the assets of the Accumulation Fund in accordance with the fundamental investment policies of the Accumulation Fund, and to submit semi-annual and annual reports to the contract owners.

The Company pursuant to a written agreement currently acts as Investment Advisor and Administrative Manager of the Accumulation Fund and also assumes certain expenses and mortality and expense risks in connection with the variable annuity contracts.

Pursuant to the Investment Advisory Agreement between the Accumulation Fund and the Company, the Company is authorized, and has employed, at its own expense, the services of an Investment Sub-Advisor. An Investment Sub-Advisory Agreement between the Company and MFS Institutional Advisors, Inc. ("MFSI"), formerly MFS Asset Management, Inc., went into effect on August 16, 1984. MFSI is registered with the Securities and Exchange Commission as an investment advisor. Its principal offices are located at 500 Boylston Street, Boston, Massachusetts 02116. MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts. As of December 31, 2001, Massachusetts Financial Services Company ("MFS") and its subsidiaries including MFSI, had over $137.2 billion in assets under management, which included over $34.3 billion in assets, managed by MFSI. Under the Sub-Advisory Agreement, MFSI will provide the Board of Managers with an investment program for their consideration and will execute the program approved by the Board.

This Sub-Advisory Agreement was approved by a majority of the members of the Board of Managers who were not interested persons of the Accumulation Fund, the Company or MFS. The continuation of both agreements was approved by a vote of the majority of the Board of Managers who were not interested persons and by a majority of the entire Board on February 28, 2002.

Both agreements shall continue in full force and effect unless terminated by the Board of Managers of the Accumulation Fund or by a vote of the majority in interest of the contracts, which termination may be accomplished without the payment of any penalty with not more than 60 days written notice. Both agreements shall (i) automatically terminate upon assignment by either party;
(ii) continue in effect from year to year, after it has been in effect for two years, only if approved annually by a vote of a majority of the Board of Managers of the Accumulation Fund who are not parties to the agreements or not interested persons of any of the parties to the agreement.

                             DEDUCTIONS AND EXPENSES

A. Sales and Administrative Functions and Expenses

The Company acts as principal underwriter and performs detailed administrative functions relative to the variable annuity contracts offered by this Prospectus and the Accumulation Fund. The Company incurs distribution costs which exceed the sales charges received in the first contract year and finances these excess costs. This financing procedure results in no additional expenses to the Accumulation Fund.

As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et. al. and American General Corporation, et. al., dated as of December 8, 1997, and the Separate Account Administrative Services Agreement entered into in June 1998. The Variable Annuity Life Insurance Company became the Administrator of the Accumulation Fund. The change in Administrator does not result in any changes in administrative or sales fees.

The total amounts received by the Company in connection with the sales and administrative functions in 2001, 2000, and 1999 were $121, $147, and $2,623, respectively.

1. Sales Charges

Sales charges deducted from purchase payments received are in accordance with the following:

       (a) Flexible Purchase Payment Variable Annuity Contracts.

                    Purchase Sales
                    Payments Charge
                    ---------------

          1st         $15,000       7.5%
          Next         10,000       6.0
          Next         25,000       5.0
          Next         50,000       4.0
          Over        100,000       2.0

       (b) Single Payment Variable Annuity Contracts.

          First       $25,000       6.0%
          Next         25,000       3.0
          Over         50,000       1.5


       (c)   Level Variable Annuity Contracts.

       Sales charge equals 5% of each purchase payment.

       (d)   Group Variable Annuity Contracts.

       (i) For contracts with anticipated annual purchase payments under $50,000--5%.

       (ii) For contracts with anticipated annual purchase payments of $50,000 or more--2% plus a charge of the lesser of $50 or 0.5% of amount withdrawn except payments upon the death of a participant.

       (iii) No sales charge on an initial purchase payment of $250,000 if being transferred from another Section 403(b) plan. Funds in the hands of the Company or its parent, The Paul Revere Life Insurance Company, may be transferred without charge, once each year, into a variable annuity contract if the funds are already held in connection with a plan qualifying under Section 403(b) of the IRC.

       2. Collection Fee

       A collection fee for administrative expenses incurred in processing purchase payments in the amount of $1 is deducted from each purchase payment. This collection fee is not guaranteed and may be increased up to a maximum of $3 if necessary to reflect actual administrative expenses.

       3. State Premium Taxes

       The Company will, where such taxes are imposed by state law, make a deduction for premium taxes when incurred, which could be (i) at the annuity commencement date, (ii) when total surrender occurs or (iii) when premiums are paid. It is the Company's practice to compute and deduct at the time of receipt of each purchase payment a charge for premium tax only upon that portion equal to the sales charges and collection fee delaying the charge on other amounts until the annuity commencement date. The Company gains no special benefit from its charge for premium taxes. The 0% to 3.5% premium tax rates vary by state and are subject to change by legislation, administrative interpretation or judicial acts.

       B. Investment Advisory Fees

       The Company, as the Investment Advisor and Administrative Manager of the Accumulation Fund, assesses a service charge as of each valuation, which, on an annual basis, equals 0.50% of the average daily net asset value of each Series of the Accumulation Fund.

MFSI, pursuant to an Investment Sub-Advisory Agreement with the Company, receives an advisory fee in an amount each month equal, on an annual basis, to 0.35% of the average daily net assets of the Accumulation Fund. This fee does not affect the charges made by the Company to the Accumulation Fund.

The advisory fee paid to the Company for the three years 2001, 2000 and 1999, amounted to $$95,034, $168,847, and $171,014, respectively. The fees paid to MFSI by the Company in 2201, 2000 and 1999, were $69,089, $120,250 and $119,042, respectively.

C. Expense and Mortality and Expense Risk Assumptions

Although variable annuity payments will vary in accordance with investment performance of the Series of the Accumulation Fund in which the reserves are invested, the Company assures that the payments will not vary by reason of either increased life expectancy or increased expenses to amounts in excess of expense amounts provided for in the contract.

The Company, as the Sales and Administrative Manager of the Accumulation Fund, in return for a charge to the Accumulation Fund on each valuation in an amount which on an annual basis equals 1% of the average daily net asset value of the Accumulation Fund, assumes the risks that (i) annuitants may live longer than foreseen in the actuarial estimates of life expectancies; (ii) the aggregate purchase payments may exceed the redemption value as of the date of death of the annuitant (See Payments at Death, page 13); and (iii) charges by the Company for services and expenses as provided by the contract may not prove sufficient to cover the actual expenses. It is the opinion of the Company that an appropriate estimate of the division of the charge would attribute 0.55% to (i) and (ii) and 0.45% to expenses and (iii) but there has not been sufficient experience in this area to provide other than an estimate. If these charges prove insufficient the loss will fall on the Company. The charges for expense and mortality and expense risk assumed for the 3 years 2001, 2000 and 1999, amounted to $190,069, $337,693and $342,028, respectively.

At the present time, the Company believes that there are no statutory or regulatory limitations on expenses that may be deducted from the Accumulation Fund but assures that all expense deductions (i.e., Company charges and direct expenses other than for taxes, such as charges for investment advisory service and expense and mortality and expense risk assumptions, audit expenses and fees and expenses of the Board of Managers) will not annually exceed 2% of the average daily net asset value of the Accumulation Fund.

D. Brokerage Expenses and Portfolio Turnover

MFSI in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments, as it is the Company's policy to place orders with the primary objective of obtaining the most favorable price and execution. Consideration may be given in the allocation of business, however, to services provided by a broker, including the furnishing of statistical data and research, if the commissions charged are reasonable.

Under the Sub-Advisory Agreement and as permitted by Section 28 (e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker-dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount another broker-dealer would have charged for the transaction. This will be done if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFSI's overall responsibility to the Accumulation Fund or to its other clients.

The advisory fee paid by the Company to MFSI will not be reduced as a consequence of MFSI's receipt of brokerage and research services. To the extent that the Accumulation Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Accumulation Fund will exceed those that might otherwise be paid by an amount which cannot be determined. Such services are useful and of value to MFSI in serving both the Accumulation Fund and other clients and conversely such service obtained by placement of brokerage business of other clients would be useful to MFSI in carrying out its obligations to the Accumulation Fund. While such services are not expected to reduce the expenses of MFSI, through the use of the services, MFSI avoids the additional expense which would be incurred if it should attempt to develop comparable information through its own staff.

Brokerage commissions paid in the years ended December 31, 2001, 2000 and 1999, amounted to $31,653, $41,034 and $50,580, respectively. Stated as a percentage of gross purchase payments received, brokerage commissions aggregated 210%, 84% and 99%, for these three periods. Brokerage commissions were paid to 67 brokers in 2001. In the years ended December 31, 2001, 2000, and 1999 the aggregate rates of portfolio turnover were 79%, 102% and 99%, respectively. The 2001 and 2000 portfolio turnover rate was greater than 100% due to volatile market conditions and active trading by portfolio managers.

                            DESCRIPTION OF CONTRACTS

A. Types of Contracts

The Company is registered with the Securities and Exchange Commission as a broker dealer and is a member of the National Association of Securities Dealers, Inc. The variable annuity contracts will be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts.

There are 4 types of variable annuity contracts offered by this Prospectus. They are:

1. Flexible Purchase Payment Variable Annuity Contract.

The Flexible Contract provides for purchase payments to be made in the amounts and at such times as the contract owner desires with certain contract limits and limits provided for by the IRC when contracts are issued in connection with plans qualifying for special tax treatment.

2. Single Payment Variable Annuity Contract.

The Single Contract provides for additional payments after the first only at the option of the Company.

3. Individual "Level Charge" Variable Annuity Contract.

The Level Contract is designed to be issued to an individual qualifying for tax deferred treatment under Section 403(b) of the IRC.

4. Group Variable Annuity Contract.

The Group Contract is issued as a master group contract to an employer in connection with a plan qualifying under Section 403(b) of the IRC. Each participant employee is issued a certificate evidencing his interest in the Accumulation Fund which at all times is fully vested.

All Contracts except Group provide for accumulation of values within the general assets of the Company as well as the Accumulation Fund.

The Company reserves the right to reject any application. If an initial purchase payment cannot be credited within 5 business days of receipt by the Company it will be returned to the payor immediately unless the applicant consents to its being held for a longer period. Initial purchase payments accompanied by properly completed applications will be credited no later than 2 business days following receipt.

Any inquiries concerning these Contracts can be made at the principal offices of the Company, 18 Chestnut Street, Worcester, Massachusetts 01608.

B. Purchase Payment Provisions

Purchase payments are payable to the Company at its Home Office. In the case of Flexible Contracts each purchase payment must be at least $50 except when paid by pre-authorized check plan or under a payroll deduction plan when the minimum purchase payment is $25. In the case of Level Contracts, the minimum purchase payment is $25. Purchase payments for Group Contracts must aggregate a minimum of $300 annually with respect to each participant. The minimum initial purchase payment under a Single Contract is $2,500. Subsequent payments may be made only with the consent of the Company.

Under Flexible Contracts the maximum purchase payment is $2,500 except where a larger purchase payment is being made on a regular basis. In such case the maximum purchase payment that can be made in any contract year without the consent of the Company is an amount 3 times the amount paid in the first contract year.

   Purchase payments for Level and Group Contracts must be made monthly or such other frequency agreed to by the Company.

Under all contracts and certificates (in the case of Group Contracts) the purchase payment, net of sales charge, deductions for applicable premium tax charge and collection fee or contract charge (in the case of Single Contracts) will be credited to the contract (or certificate) as accumulation units. The number of accumulation units to be credited will be determined by dividing the net purchase payment by the value of an accumulation unit next determined after receipt of the purchase payment (or the issue of the contract or certificate in the case of an initial purchase payment.)

C. Accumulation Units

Accumulation units are a measure of the value of the contract before the annuity commencement date. Accumulation units are credited separately for variable and fixed accumulations. The number of accumulation units credited is equal to the net purchase payment applied divided by the value of the accumulation unit next determined following the receipt of the purchase payment by the Company at its Home Office (or the issue of the contract or certificate). The number of accumulation units credited is not changed by any subsequent variation in the value of an accumulation unit. The value of variable accumulation units will vary from valuation to valuation reflecting the investment experience of the Accumulation Fund.

The value of a variable accumulation unit for each Series is determined as of a valuation date by dividing (a) the net asset value of that Series of the Accumulation Fund by (b) the number of accumulation units within that Series. Changes in the value of a Series of the Accumulation Fund depend on investment experience, such as, realized and unrealized capital gains and losses on portfolio securities and upon net income from such securities.

D. Net Asset Value

The net asset value of a Series of the Accumulation Fund is determined each business day of the Company as of the close of the New York Stock Exchange and on such other business days when there is sufficient activity in the portfolio securities of the Series to affect the value thereof by adding the cash held plus the value of securities plus other assets and subtracting any liabilities or obligations chargeable to the Series. Securities are valued at the closing price for such securities traded on organized exchanges and at the last bid price for non-traded securities and securities not traded on an organized exchange. Other assets including restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Managers. Obligations chargeable are (i) incurred expenses for audit (ii) fees and expenses of the Board of Managers and (iii) charges made by the Company for expenses and mortality and expense risk assumed and investment management and advisory services in an amount which on an annual basis is not to exceed 2.0% of the average daily net asset value of the Series of the Accumulation Fund.

E. Annuity Unit

1. Value of Variable Annuity Unit

The value of a variable annuity unit as of any valuation date is determined by multiplying the value of the preceding annuity unit value by a factor to neutralize the assumed net investment rate (3 1/2% or 5% per annum as selected by the contract owner and included in the annuity tables used to determine the first payment) and further multiplied by the ratio of the value of a variable accumulation unit as of the current valuation to the value of a variable accumulation unit of the preceding valuation. The number of variable annuity units determining annuity payments remains constant once the number has been determined. Generally, the election of the 5% net investment rate will produce higher initial annuity payments but such payments will rise more slowly or fall more rapidly than annuity payments based on 3 1/2% assumed net investment rate under conditions of similar investment performance.

2. Amount of Monthly Annuity Payments

The number of annuity units determining each monthly annuity payment is equal to
(a) the value applied to provide the annuity payment (less any applicable premium tax); multiplied by (b) the applicable annuity purchase rates; and divided by (c) the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described herein.

Each monthly annuity payment will be equal to the number of annuity units as determined above, multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payment is due, but in no event as of a time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees that the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions. (see Expense and Mortality and Expense Risk Assumptions, page 16).

F. Payments to Annuitants

1. Annuity Settlement Options

Under the variable annuity contracts offered by this Prospectus, the contract owner or participant in a group contract may elect to have the annuitant receive variable annuity benefit payments in accordance with one or more of the options described below under each of which payments will be made from the Accumulation Fund. If no option is selected, Option I with 120 monthly payments guaranteed will be assumed to have been elected.

Option I--Variable Life Annuity with 120 or 240 monthly payments guaranteed. A variable annuity payable monthly during the lifetime of the annuitant ceasing with the last monthly payment due immediately preceding or coincident with the annuitant's death with a guarantee if, at the death of the annuitant, payments have been made for less than 120 months or 240 months, as selected, variable annuity payments will be continued to the beneficiary during the remainder of the guaranteed period.

Option II--Unit Refund Variable Life Annuity. A variable annuity payable for a period certain and after that during the lifetime of the annuitant. The number of period certain payments is equal to the amount applied under the option divided by the amount of the first annuity payment, provided however, that the final period certain payment shall be multiplied by that part of the answer to the above calculation which is not a whole number.

Option III--Joint and Survivor Variable Life Annuity. A variable annuity payable monthly during the joint lifetime of the primary annuitant and a secondary annuitant and continuing during the lifetime of the survivor. Since there is no minimum number of payments guaranteed it would be possible under this option for only one monthly annuity payment to be made, if the annuitant and the secondary annuitant both die prior to the due date of the second payment; or only two if they both died before the third, etc.

Option IV--Variable Life Annuity. A variable annuity payable monthly during the lifetime of the annuitant and ceasing with the last monthly payment due immediately preceding or coincident with the annuitant's death. Since there is no minimum number of payments guaranteed, it would be possible under this option for only one monthly payment to be made if the annuitant dies prior to the due date of the second payment; or only two if death were before the third, etc.

Additional annuity options as may be agreed to by the Company are available.

2. Fixed Annuity Options

In lieu of any options payable from the Accumulation Fund, the contract owner or participant may, on 30 days written notice of the Company prior to the annuity commencement date, specify that all or part of the value of the contract, less any applicable premium taxes not previously charged for, may be applied to provide a fixed annuity. The annuity purchase rates will be determined from either the rate table set forth in the contract or the Company's published rate tables applicable on the day the first monthly payment falls due, whichever is more favorable to the annuitant. A fixed annuity is payable from the Company's general assets and does not participate in the investment experience of the Accumulation Fund.

3. Provisions Affecting Annuity Benefit Payments

If the initial monthly annuity payment would be less than $25, payments shall be made at less frequent intervals or the values of the participant's interest shall be distributed in a lump sum as selected by the contract owner or participant.

G. Payments at Death

If an annuitant dies prior to the annuity commencement date, the redemption value of the contract will be payable to the beneficiary named in the contract. If the redemption value as of the valuation following the date of death is less than the total amount of purchase payments made adjusted for partial withdrawals or redemptions, the Company will also pay a death benefit from its general assets equal to the difference between the adjusted purchase payments and the redemption value.

At the death of the annuitant after the annuity has commenced, if no other provision for settlement is applicable, the amount payable, if any, will be determined as of the valuation following the date of election, which may be made within 60 days of the date of death by the beneficiary and paid in one sum to the beneficiary on receipt of acceptable proof of death by the Company at its Home Office. The beneficiary may, within 60 days following such death, elect in lieu of a lump sum payment to receive annuity payments subject to the provisions of the contract as to minimum amounts and time of election in accordance with Option I or IV or elect to have the amount payable, if any, remain in the Accumulation Fund to the credit of the beneficiary. Payment options in lieu of lump sum payment shall not be available to any estate, fiduciary, corporation, partnership or association without the consent of the Company.

A beneficiary entitled to receive payments not based on life contingencies may elect a single sum payment equal to the value of the contract.

H. Early or Deferred Commencement Dates

The contract provides for monthly annuity benefit payments beginning on a selected annuity commencement date. However, upon written request to the Company, the contract owner or participant may change this date by electing a prior annuity commencement date or, with the Company's consent, a later annuity commencement date.

I. Redemption

The redemption value of any contract on any date prior to the annuity commencement date is the product of the number of accumulation units credited to the contract multiplied by the value of an accumulation unit as the valuation next following receipt of the written request for redemption at the Home Office of the Company. The contract owner or participant may redeem his contract in whole or in part at any time prior to the annuity commencement date for an amount not exceeding its redemption value provided that the value of the contract following any partial redemption shall at least equal the minimum initial payment required to purchase such contract. The Company reserves the right to require the surrender of the variable annuity contract upon its termination.

Payment for any redemption will be made within 7 days following receipt of the request at the Home Office of the Company. The right of redemption may be suspended or the date of payment postponed (a) for any period (i) during which the New York Stock Exchange is "closed" for other than weekends or holidays or
(ii) during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal of securities of the Accumulation Fund is not reasonably practical or (ii) it is not reasonably practical for the Accumulation Fund to clearly determine the value of its net assets; or (c) for such other period as the Securities and Exchange Commission by order permits for the protection of the contract owners.

J. Voting Rights

Individual Contract owners and participants in Group Contracts described in this Prospectus (whether prior to or after the annuity commencement date) will be entitled to vote at meetings of the Accumulation Fund with respect to: (i) any change in fundamental investment or other policies of the Accumulation Fund requiring approval of interests therein; (ii) approval of the Investment Advisory Agreement; (iii) election of members of the Board of Managers of the Accumulation Fund; (iv) ratification of an independent certified public accountant for the Accumulation Fund; and (v) any other business which may properly come before the meeting.

The number of votes to which a contract owner or participant is entitled is equal to the number of variable accumulation units credited to his contract or certificate as of an evaluation not earlier than 120 days nor later than 30 days prior to the meeting as selected by the Board of Managers. Persons with a voting interest will be given written notice of the meeting and of the number of votes to which such person is entitled. Voting may be in person or by proxy. The Home Office and Agency retirement plans of the Paul Revere Life Insurance Company held a voting interest of 43% of the total vote as of December 31, 1999.

K. Miscellaneous Provisions

1. Ownership Rights and Limitations

During the lifetime of the annuitant, the contract owner or participant may, subject to the rights of any designated irrevocable beneficiary or any assignee, exercise any rights and enjoy any privileges granted by the contract including the right to designate, change or revoke any beneficiary nomination and to designate a new contract owner. Any change of beneficiary or ownership or assignment of the contract or of any benefit under it shall not be binding upon the Company unless filed at its Home Office.

The Company may rely upon the correctness of information, notice and other material furnished it by the contract owner or participant including any determination of classification of any party thereto. The contract owner shall in no event be considered an agent of the Company for any purposes under these contracts.

To the extent permitted by law, no annuitant, contingent annuitant, beneficiary or participant shall have the right to assign, alienate, encumber, anticipate or commute any benefit or payment under the contract and no payment shall be subject by attachment or otherwise to claims of creditors of any contract owner, participant, annuitant, a secondary annuitant or beneficiary.

2. Transfer and Exchange Privileges

Once each calendar year a contract owner (except under a Group Contract) may direct the Company to transfer all or a portion of a variable accumulation value to the general assets of the Company to provide fixed accumulation value, or all or a portion of any fixed accumulation to the variable accumulation value of the contract. The transfer will be made without charge to the contract owner and will be effected at current value at the valuation next following the receipt of the request in the Home Office of the Company. The privileges of exchange and transfer may be discontinued or modified at any time by the Company.

3. Splitting Units

The Company reserves the right to split the value of an accumulation unit, an annuity unit, or both, if such action is deemed to be in the best interest of the contract owner, annuitant and the Company. In effecting any split of unit value, strict equity will be preserved and the split will have no material effect on the benefits, provisions, or investment return of the contract owner, participant, annuitant, beneficiary or to the Company. A split may be effected to either increase or decrease the number of units.

4. Adjustments

The contract owners, participants, annuitants, contingent annuitants and beneficiaries are required to furnish all information and evidence which the Company may reasonably require in order to administer the contract. If the age, sex or other relevant facts with respect to any participant, annuitant, contingent or beneficiary are misstated, the amount of any benefit payable shall be payable on the basis of correct information. Any underpayment by the Company will be paid in full with the next payment due following the determination of the true facts and any overpayment may be deducted with interest at the rate of 5% per annum for any amounts payable thereafter or charged to the person overpaid or his representative. The Company may require proof of age before making any annuity payments and reserves the right to require evidence satisfactory to it that the annuitant is living on the date on which any annuity payment is due.

5. Experience Credits--Group Contracts

Experience credits may be allowed on Group Contracts as of any contract anniversary in accordance with the experience credit plan of the Company in force at the time. Any experience credits allowed will be credited or applied in accordance with plan provisions. In no event will experience credits reduce the number of accumulation units credited to the contract or any participant in the Accumulation Fund. The granting of experience credits is at the sole discretion and expense of the Company and it is not obligated to grant such credits. Experience credits will not be available under Individual Contracts.

For each of the last three fiscal years ended December 31, 2001, no experience credits have been granted.

6. Modification of Group Contracts

The Group Contract may be modified in any respect by written agreement between the contract owner and the Company so long as such modification does not reduce or take away accumulation value credited to a participant or any annuity previously provided under the contract. No such modification by the Company will modify the annuity purchase rates with respect to any accumulation value credited to the contract unless the modification is for the purpose of conforming the contract to requirements of the IRC.

                                 PRIOR CONTRACTS

A. Flexible Payment Contracts Issued Prior to June 1, 1977

The following contract provisions shall remain in effect for contracts issued prior to June 1, 1977 and shall not apply to contracts issued after that date.

The charge for sales and administration is based upon the aggregate amount of all purchase payments made under the contract, including payments then being made, in accordance with the following:

           Purchase           Total       Sales      Administrative
           Payments Charges   Charges                   Charges
           ----------------   -------                   -------
First          $5,000           8.0%        5.5%           2.5%
Next            5,000           7.5         5.0            2.5
Next            5,000           7.0         4.5            2.5
Next            5,000           6.5         4.0            2.5
Next            5,000           6.0*        3.5            2.5*
Next           25,000           5.0*        2.5            2.5*
Next           50,000           4.0*        1.5            2.5*
Over          100,000           2.0*       1.25           0.75*


* Maximum administrative charge deducted from one purchase payment is $500.

Total purchase payments in force under Individual Flexible Purchase Payment Annuity Contracts issued by the Insurance Company and owned by contract owner, his spouse or his children under age 21 years are combined for the purpose of determining the aggregate amount of purchase payments.

Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

B. Group Contracts Issued Prior to June 1, 1977

The following provisions shall remain in effect for all Group Contracts issued prior to June 1, 1977 and shall not apply to such contracts after that date.

The charge for sales and administration will be 6% of each purchase payment, 3.5% representing the sales charge and 2.5% the administration charge.

A participant may request transfer of the accumulation value credited to any other Group Contract issued by the Company under which the participant also qualifies as a participant or to an Individual Contract issued by the Company, in either case without charge.

Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

C. Group Deposit Administration Variable Annuity Contracts

Prior to 1984, the Company issued Group Deposit Administration Variable Annuity Contracts which were issued as master group contracts to employers or trustees to cover all present and future participants under a plan. The basic features of these contracts were substantially the same as those outlined for contracts in this Prospectus.

        Certain of these contracts remain in force and purchase payments are continuing to be received in connection therewith. Such contracts issued between June 1, 1980 and January 1, 1984 were subject to a sales charge based on the aggregate amount of all purchase payments made under the contract including the payment then being made in accordance with the following table.

                   Purchase       Sales
                   Payments Charges
                   ----------------

        First       $15,000         5.0%
        Next         10,000         3.5
        Next         25,000         2.5
        Over         50,000         2.0


Contracts issued between June 1, 1977 and June 1, 1980 were subject to one of two sets of sales charges. Those contracts where the Insurance Company provided service functions including but not limited to assistance in initial establishment of employee benefit plan, plan design, employee booklet preparation, actual evaluation, tax reporting and individual record keeping were subject to the following sales charges:

                   Purchase       Sales
                   Payments Charges
                   ----------------

        First         $15,000       7.5%
        Next           10,000       6.0
        Next           25,000       5.0
        Next           50,000       4.0
        Over          100,000       2.0


Contracts to which the Company provided no service functions were subject to the same sales charges as applied to contracts issued between June 1, 1980 and January 1, 1984.

Contracts issued prior to June 1, 1977 were, and continue to be, subject to sales charges as shown below except where the sales charges of the later contracts are more favorable to the contract owner. In such cases the more favorable sales charge is made.

                   Purchase          Total        Sales     Administrative
                   Payments Charges  Charges                   Charges
                   ----------------  -------                   -------
        First          $5,000          8.0%        5.5%               2.5%
        Next            5,000          7.5         5.0                2.5
        Next            5,000          7.0         4.5                2.5
        Next            5,000          6.5         4.0                2.5
        Next            5,000          6.0*        3.5                2.5*
        Next           25,000          5.0*        2.5                2.5*
        Next           50,000          4.0*        1.5                2.5*
        Over          100,000          2.0*       1.25               0.75*


*The maximum administrative charge deducted from one purchase payment is $500.

Only contracts issued after June 1, 1977 are subject to a collection fee, which is currently $1. (see Collection Fee, page 15)

The Company reserves the right to modify these contracts in any respect on the 10th or subsequent contract anniversary including the right to increase sales and administrative charges or annuity purchase rates as to payments received subsequent to such modification.

                               FIXED ACCUMULATION

Individual Variable Annuity Contracts described in this Prospectus have a fixed accumulation provision which if selected by the contract owner permits an accumulation at a fixed current rate of interest. This rate is set from time to time for a specific period. The interest rate credited will never be less than 3 1/2%. Accumulations under the fixed accumulation provision of these annuity contracts become part of the general assets of the Company which support insurance and obligations generally. Because of exemptive and exclusionary provisions, interest in the general assets have not been registered under the Securities Act of 1933 ("1933 Act") nor are the general assets of the Company registered as an investment company under the 1940 Act. Accordingly neither the general assets nor any assets therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosure regarding the fixed portion of the annuity contracts and the general assets, however, may be subject to certain generally applicable provisions of Federal Securities Law related to the accuracy and completeness of the statements made in prospectuses.

                               FEDERAL TAX STATUS

Introduction

The variable annuity contracts described in this Prospectus are designed for use in connection with retirement plans that may or may not be qualified plans under
Section 401, 403, and 408 of the IRC. The ultimate effect of federal income tax on variable accumulation value, on the annuity payments, and on the economic benefit to the owner, participant, annuitant, payee or the beneficiary depends on the Company's tax status, upon the type of retirement plan for which the contract was purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax law (including recently enacted amendments), and is not intended as tax advice. Any person concerned with these tax implications should consult a competent tax advisor.

Taxation of Annuities in General

Section 72 of the IRC governs taxation of annuities in general. No taxes are imposed on increases in value of the variable annuity contract until distribution occurs as either annuity payments under an annuity option elected or in the form of a cash withdrawal or lump sum payment prior to the annuity commencement date, except where the variable annuity contract is owned by a person who is not a natural person (e.g. corporation). In such cases, the income of the contract is treated as ordinary income received or accrued by the owner during that taxable year (see IRC (S)72 (u)(l)). Section 72 of the IRC has been amended by the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA"), the Tax Reform Act of 1984 ("The 1984 Act"), the Tax Reform Act of 1986 ("TRA-86"), and more recently the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA"), the Omnibus Budget Reconciliation Act of 1989 ("OBRA") and the Revenue Recognition Act of 1990. The following discussion of annuity taxation applies only to contributions and attributable earnings made to contracts after August 13, 1982 as affected by TEFRA, the 1984 Act, TRA-86, TAMRA, OBRA and the Revenue Recognition Act of 1990. If an owner or participant has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for a variable annuity contract offered by this Prospectus, then different tax treatment may apply to contributions (and attributable earnings) made before August 14, 1982.

In the case of a non-qualified variable annuity contract (Flexible or Single) a partial cash withdrawal (i.e., a withdrawal of less than the entire value of the contract) or if the annuity contract is assigned or pledged as collateral for a loan, the amount of the loan or withdrawal will be treated as taxable income until all amounts in excess of cost basis are accounted for. In the case of a qualified contract, the portion of the distribution which bears the same ratio to the total distribution as the investment in the contract bears to the total value of the accrued benefit as of the date of the distribution, is excludable from gross income. In the case of most qualified contracts, however, the cost basis of the employee beneficiary will be zero and distributions prior to the annuity commencement date will therefore be taxable in full. The taxable portion of a withdrawal or lump sum payment prior to the annuity commencement date is subject to taxes as ordinary income. In case of payments after the annuity commencement date under an annuity option, a portion of each payment, generally, is taxable as ordinary income. The taxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio the cost basis in the contract bears to the expected return on the contract. The amount in excess of the "exclusion amount" is taxable. If the owner recovers his entire cost basis during the term of annuity payments, then the "exclusion ratio" will no longer apply and the whole annuity payment will be taxable. In the case of Flexible and Single Contracts issued on a non- qualified basis, taxable cash withdrawals and lump sum payments will be subject to a 10% penalty except when made under certain circumstances. This 10% penalty also affects certain annuity payments.

This penalty will not apply to distributions which are: (a) made to an owner after the owner reaches 59 1/2; (b) made to a beneficiary or the estate of an annuitant upon death of the annuitant; (c) attributable to owners becoming disabled so as to be unable to engage in any substantial gainful occupation or activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or to be of long, continuing and indefinite duration; (d) allocable to purchase payments made before August 14, 1982; (e) made from a qualified pension plan; (f) one in a series of substantially equal periodic payments made for the life of the annuitant or the joint lives of that annuitant and his beneficiary; (g) distributions under an immediate variable annuity contract; or (h) which is purchased by an employer upon termination of a qualified plan and held by the employer until such time as the employee separates from service.

In addition, contracts will not be treated as annuity contracts for purposes of section 72 unless the contract provides (a) that if the contract owner dies on or after the annuity starting date but prior to the time before the entire interest in the contract has been distributed the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contract owners death; and (b) if the contract owner dies prior to the annuity commencement date the entire interest must be (i) distributed within five years after the death of the owner or (ii) distributed as annuity payment over the life of a designated beneficiary (or over a period that does not extend beyond the life expectancy of a designated beneficiary) and such distribution begins within one year of the contract owner's death. However, the contract may be continued in the name of the spouse of the contract owner.

The Company believes that the contracts described in this prospectus meet these requirements.

Withholding for federal income taxes on some distributions may be required unless the recipient elects not to have such amounts withheld and properly notifies the Company of that election.

Qualified Plans

The variable annuity contracts may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and terms and conditions of the plan itself. Purchasers of variable annuity contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the contracts.

A. Section 403(b) Plans

Under Section 403(b) of the IRC payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

B. Individual Retirement Annuities

Sections 219 and 408 of the IRC permit individuals or their employers to contribute to an individual retirement program known as "Individual Retirement Annuity" or "IRA". IRA's are subject to limitations on the amount which may be contributed and the time when distributions may commence. In addition, distribution from certain other types of qualified plans may be placed into an IRA on a tax deferred basis.

C. Corporate Pension and Profit Sharing Plans

Sections 401(a) and 403(a) of the IRC permit corporate employers to establish various types of plans for employees. Such retirement plans may permit the purchase of a variable annuity contract to provide benefits under the plans.

D. H.R.-10 Plans

The Self-Employed Individual Tax Retirement Act of 1962 as amended, commonly referred to as "H.R.-10" permits self-employed individuals to establish tax qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contribution, distribution dates and non-forfeitability of interest. In order to establish such a plan, a plan document, usually in the form approved in advance by the Internal Revenue Service, is adopted and implemented by the employer.

                  CHANGES IN OPERATION OF THE SEPARATE ACCOUNT

The Company reserves the right, subject to compliance with applicable law, (1) to operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law, (2) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act and (3) to substitute the shares of any other registered investment company for the Fund shares held by the Separate Account, in the event that Fund shares are unavailable for Separate Account investment, or if the Company shall determine that further investment in such fund shares is inappropriate in view of the purpose of the Separate Account. In no event will the changes described above be made without notice to contract owners in accordance with the 1940 Act.

The company reserves the right, subject to compliance with applicable law, to change the name of the Separate Account.

                                LEGAL PROCEEDINGS

There are no material legal proceedings pending to which the Company or the Accumulation Fund is a party or of which property of either of them is subject.

                                  LEGAL OPINION

Legal matters relating to Federal securities laws applicable to the contracts as well as all matters relating to Federal income tax laws and the insurance laws of Massachusetts and other states in which contracts have been offered, have been passed upon by Susan N. Roth, Vice President and Secretary of The Paul Revere Variable Annuity Insurance Company.

                                     EXPERTS

The financial statements of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and of The Paul Revere Variable Annuity Insurance Company at December 31, 2001 and 2000, and for each of the two years ended December 31, 2001, appearing in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                       STATEMENT OF ADDITIONAL INFORMATION

                    TO BE USED WITH APRIL 30, 2001 PROSPECTUS
           THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                           VARIABLE ANNUITY CONTRACTS
                                     SOLD BY
               THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

                   Worcester, Massachusetts 01608 508-799-4441

This Statement of Additional Information should be used to supplement information provided by the April 30, 2002 Prospectus, which describes Variable Annuity Contracts ("Contracts") offered by The Paul Revere Variable Annuity Insurance Company ("Company" or "PRV").

This Statement of Additional Information is not a Prospectus. Please read the Prospectus carefully before purchasing any of the contracts offered by the Company. The Statement of Additional Information should be read with the Prospectus. The Prospectus sets forth information about the contracts and the Paul Revere Variable Annuity Contract Accumulation Fund ("Accumulation Fund" or "Fund") that a prospective investor ought to know before investing. The Prospectus may be obtained, without charge, upon written or oral request received by the Insurance Company at its Home Office located at 18 Chestnut Street, Worcester, Massachusetts 01608. Please refer to the Table of Contents for a cross-reference index to the Prospectus.

The date of this Statement of Additional Information is April 30, 2002.
                  The date of the Prospectus is April 30, 2002.

                                TABLE OF CONTENTS

General Information and History of the Company and the Accumulation Fund ...............    27
Investment Objective and Policies.......................................................    28
    Management:
       Board of Managers of the Accumulation Fund.......................................    29
       Directors and Principal Officers of the Company..................................    29
       Remuneration of the Board of Managers............................................    30
       Election of the Board of Managers................................................    30
       Investment Advisory Services Investment Advisory Agreement.......................    31
       Sales and Administrative Services Agreement......................................    31
       Investment Sub-Advisory Agreement................................................    32
       Ownership and Control............................................................    33
Brokerage Allocation....................................................................    33
Underwriters............................................................................    34
Purchase and Pricing of Contracts.......................................................    34
Annuity Payments .......................................................................    35
Report of Independent Auditors
Financial Statements of the Contract Accumulation Fund
Report of Independent Auditors
Financial Statements of The Paul Revere Variable Annuity Insurance
  Company

                             WHERE THIS INFORMATION
                               CAN BE FOUND IN THE
                                   PROSPECTUS
                                TABLE OF CONTENTS

General Information and History of the Company and the Accumulation Fund......      27
Investment Objective and Policies.............................................      28
Management:
    Board of Managers of the Accumulation Fund................................      29
Investment Advisory Services:
    Investment Advisory Agreement.............................................      31
    Sales and Administrative Services Agreement...............................      32
    Investment Sub-Advisory Agreement.........................................      32
Brokerage Allocation..........................................................      33
Purchase and Pricing of Contracts.............................................      34
Annuity Payments..............................................................      35

                       GENERAL INFORMATION AND HISTORY OF
                               THE COMPANY AND THE
                                ACCUMULATION FUND

The Company serves as insurer and principal underwriter, and as investment advisor to The Accumulation Fund. The Company was organized on August 6, 1965 under Massachusetts General Laws and is a stock life insurance company, wholly-owned by The Paul Revere Life Insurance Company ("PRL"), a Massachusetts corporation. Each has its principal office at 18 Chestnut Street, Worcester, Massachusetts. The Paul Revere Life Insurance Company is wholly- owned by The Paul Revere Corporation ("Paul Revere"), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts. Paul Revere is comprised of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, The Paul Revere Protective Life Insurance Company and other non-insurance affiliates. Paul Revere is a wholly-owned subsidiary of UnumProvident Corporation ("UnumProvident"). UnumProvident is a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified, open-end investment company under the Investment Company Act of 1940 ("1940 Act"). The Accumulation Fund is the separate account through which the Company sets aside separate and apart from its general assets, assets attributable to variable annuity contracts. Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity. The Company is subject to the laws of Massachusetts governing life insurance through the regulation of the Massachusetts Commissioner of Insurance ("the Commissioner"). An Annual Statement in prescribed form is filed with the Commissioner on or before March 1 of each year covering the operations of the Company for the preceding year and its financial condition as of December 31 of such year. Its books and assets are subject to review and examination by the Commissioner or his agent at all times. A full examination of its operations is conducted by the Commissioner at least once every 3 years. In addition, the Company is subject to insurance laws and regulations of other states where it is licensed to operate.

The Company is taxed as a life insurance company under Sub-Chapter L of the Internal Revenue Code. Although the operations of the Accumulation Fund are accounted for separately from other operations of the Company for purposes of federal taxation, the Accumulation Fund is not separately taxed as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends and net capital gains) of the Accumulation Fund, to the extent that it is applied to increase reserves under variable annuity contracts, is not taxable to the Company.

The Rules and Regulations of the Accumulation Fund provide for a five- member Board of Managers, members being elected at annual meetings for 3-year terms. A majority of the Board of Managers will not be "interested persons" as defined in
Section 2(a) of the 1940 Act.

Investment custodial services are provided through an agreement between the Company and The Chase Manhattan Bank, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245. The Accumulation Fund's independent certified public accountant is Ernst & Young LLP, 300 Krystal Bldg, One Union Square, Chattanooga, Tennessee 37402.

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts and the Accumulation Fund discussed in the Prospectus. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus. Statements contained in the Prospectus concerning the content of the contract and legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

The laws and regulations of the states in which the Company is licensed contain various requirements as to the amounts of stockholder's equity which the Company is required to maintain. The Company's statutory capital and surplus of $138,011,000 and $128,435,000, as of December 31, 2001 and 2000, respectively, is in compliance with the requirements of all such states. The Company is subject to various state insurance regulatory restrictions that limit the maximum amounts of dividends available for payment without prior approval. Under current law, during 2002, approximately $10,121,360 will be available for payment of dividends by the Company without state insurance regulatory approval. Dividends in excess of this amount may only be paid with regulatory approval. Statutory net income for 2001, 2000 and 1999, was $10,316,000, $9,086,000 and
$14,383,000, respectively. The Company declared and paid dividends to its parent, PRL of $-0- in 2001, $-0- in 2000 and $-0- in 1999.

                       INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stocks believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investments and changing economic conditions, there can be no assurance that the investment objective will be attained. Please refer to the Prospectus for a description of all fundamental and non-fundamental investment policies.

Fundamental investment policies may not be changed without the approval of a majority in interest of the owners of annuity contracts to which variable accumulation units are credited. A majority in interest of the owners of variable annuity contracts means the vote of (a) 67% or more of the vote of the contract owners present and entitled to vote at the meeting, if contract owners who hold with the power to vote over 50% of the variable accumulation units outstanding are present or represented by proxy; or (b) more than 50% of the variable accumulation units outstanding, whichever is less. Non-fundamental investment policies may be changed by a vote of the Board of Managers.

On December 31, 2001, the Accumulation Fund did not own any restricted securities. If the Accumulation Fund buys restricted securities in the future, the Board of Managers will be required to value such securities in good faith in determining the net asset value of the Accumulation Fund. If the Accumulation Fund sells such securities, it may be deemed an "Underwriter" (as such term is defined in the Securities Act of 1933 and the Rules and Regulations promulgated by the Securities and Exchange Commission thereon) with respect thereto, and registration of such securities under the Securities Act may be required. The Accumulation Fund will endeavor to have the issuer or some other person agree to bear the expenses of such registration but if there is no agreement, the Accumulation Fund might have to bear such expenses which could be substantial. Where registration is required a considerable period may elapse between the time when the decision may be made to sell securities and the time the Accumulation Fund may be permitted to sell under an effective registration statement. During such period, if adverse market conditions develop, the Accumulation Fund may not be able to obtain as favorable a price as that prevailing at the time the decision to sell is made.

The Company has at various times deemed it necessary for defensive purposes to substantially increase the portion of the Fund's assets in unsecured short-term notes, normally maturing within two weeks of the date of purchase. It is the Fund's policy to limit purchases in corporate short-term notes to notes rated "Prime-I" by Moody's Investors Services. The percentage of the Fund's net assets held in short-term notes at December 31, 2001, 2000, and 1999 and amounted to 7.8%, 1.5% and 1.6%, respectively. MFS Institutional Advisors, Inc. ("MFSI"), formerly MFS Asset Management, Inc., in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund's investments are reviewed by the Board of Managers. The aggregate portfolio turnover rates for the years 2001, 2000, and 1999 were 79%, 102% and 99%, respectively. The 1998 portfolio rate was greater than 100% due to volatile market conditions and active trading by portfolio managers.

                                   MANAGEMENT

A. Board of Managers of the Accumulation Fund



             INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

          (1)                    (2)                 (3)                 (4)                 (5)                 (6)
     Name, Address,        Position(s) Held     Term of Office        Principal           Number of             Other
         and Age              with Fund         and Length of       Occupation(s)       Portfolios in       Directorships
                                                 Time Served        During Past 5       Fund Complex       Held by Director
                                                                        Years            Overseen by        or Nominee For
                                                                                         Director or           Director
                                                                                         Nominee for
                                                                                          Director
William J. Short (66)     Member,             1999-2002           Retired, Former             2                  None
                          Board of Managers   12 years of         President,
                                              service             Worcester Area
                                                                  Chamber of
                                                                  Commerce,
                                                                  Worcester, MA

Gordon T. Miller (79)     Vice Chairman,      2001-2004           Retired; Former             2                  None
                          Board of Managers   34 years of         Vice President
                                              service             and Director of
                                                                  Industrial
                                                                  Relations of
                                                                  Barry Wright
                                                                  Corporation,
                                                                  Newton Lower
                                                                  Falls, MA.
                                                                  (antivibration
                                                                  products)

Joan Sadowsky (72)        Member,             2000-2003           Retired; Former             2                  None
                          Board of Managers   17 years of         Vice President
                                              service             of Human
                                                                  Resources, Atlas
                                                                  Distributing
                                                                  Corporation,
                                                                  Auburn, MA
                                                                  (beverage
                                                                  distribution)

The members of the Board of Managers listed below are "interested persons" of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940.

          (1)                    (2)                 (3)                 (4)                 (5)                 (6)
     Name, Address,        Position(s) Held     Term of Office        Principal           Number of             Other
         and Age              with Fund         and Length of       Occupation(s)       Portfolios in       Directorships
                                                 Time Served        During Past 5       Fund Complex       Held by Director
                                                                        Years            Overseen by        or Nominee For
                                                                                         Director or           Director
                                                                                         Nominee for
                                                                                          Director
Donald Boggs* (56)        Chairman            2001-2004           Senior Vice                 2                  None
                          Board of Managers   5 year of service   President
                                                                  UnumProvident
                                                                  Corporation
                                                                  Chattanooga,
                                                                  Tennessee

David G. Fussell* (54)    Member,             2001-2003           Senior Vice                 2                  None
                          Board of Managers   elected to board    President Unum
                                              in 2002             Provident
                                                                  Corporation,
                                                                  Chattanooga,
                                                                  Tennessee

* Officers of PRV, (the investment advisor, underwriter and sponsoring insurance company) and other subsidiaries within the UnumProvident Corporation holding company system.

None of the members of the Board of Managers who are not "interested persons" of the Fund within the meaning of section 2(a)(190) of the Investment Company Act of 1940 owns beneficially or of record securities of PRV or any of its affiliates.

B.  Directors and Officers of the Company.

               Name and Principal                        Positions and Offices               Positions and Offices with
                Business Address                        with Insurance Company                 The Accumulation Fund
    ----------------------------------------------------------------------------------------------------------------------
     J. Harold Chandler                       Chairman, President and CEO; Director        Not Applicable
     1 Fountain Square,
     Chattanooga, TN 37402
     ---------------------------------------------------------------------------------------------------------------------
     Thomas B. Watjen                         Executive Vice President - Finance and       Not Applicable
     1 Fountain Square,                       Risk Management; Director
     Chattanooga, TN 37402
     ---------------------------------------------------------------------------------------------------------------------
     F. Dean Copeland                         Executive Vice President - Legal and         Not Applicable
     1 Fountain Square,                       Administrative Affairs; Director
     Chattanooga, TN 37402
     ---------------------------------------------------------------------------------------------------------------------
     Donald E. Boggs                          Senior Vice President - Deputy Risk Manager  Chairman, Board of Managers
     1 Fountain Square,
     Chattanooga, TN 37402
     ---------------------------------------------------------------------------------------------------------------------
     Robert C. Greving                        Senior Vice President - Finance              Not Applicable
     1 Fountain Square,
     Chattanooga, TN 37402
     ---------------------------------------------------------------------------------------------------------------------
     David G. Fussell                         Senior Vice President - Investments          Member, Board of Managers
     1 Fountain Square,
     Chattanooga, TN 37402
     ---------------------------------------------------------------------------------------------------------------------
     Vicki W. Corbett                         Vice President and Controller                Not Applicable
     1 Fountain Square,
     Chattanooga, TN 37402
     ---------------------------------------------------------------------------------------------------------------------
     John J. Iwanicki                         Vice President and Treasurer                 Not Applicable
     1 Fountain Square,
     Chattanooga, TN 37402

     Susan N. Roth                            Vice President and Secretary                 Secretary, Board of Managers
     1 Fountain Square,
     Chattanooga, TN 37402

     James L. Moody,Jr.                       Director                                     Not Applicable
     1 Fountain Square,
     Chattanooga, TN  37402


     Burton E. Sorensen                       Director                                     Not Applicable
     1 Fountain Square,
     Chattanooga, TN  37402

C. Remuneration of the Board of Managers

The Accumulation Fund is responsible for payment of fees and expenses of the members of the Board of Managers as well as expenses for audit of the Accumulation Fund. All other expenses or services relative to the operation of the Accumulation Fund are paid for by the Company for which it deducts certain amounts from purchase payments and from the Accumulation Fund (see Prospectus, page 14). Members of the Board of Managers who are also active or retired officers, directors or employees of the Company do not receive any fees from the Accumulation Fund. These members are deemed to be interested persons and receive direct remuneration or an indirect benefit as active or retired officers and/or stockholders of the Company. The total aggregate remuneration paid by the Accumulation Fund to all members of the Board of Managers for the fiscal year ended December 31, 2001 was $7,200.00. This amount represents consideration paid for attendance at meetings of the Board of Managers. Reimbursement for expenses incurred may also be made if and when applicable.


                               COMPENSATION TABLE

      (1)                            (2)                     (3)                   (4)                    (5)
                                                                                                      Pension or
                                                         Retirement                               Total Compensation
                                  Aggregate          Benefits Accrued        Estimated Annual       From Registrant
Name of Person,              Compensation From        As Part of Fund          Benefits Upon        and Fund Complex
Position                         Registrant                Expenses             Retirement         Paid to Directors
--------                         ----------                --------             ----------         -----------------
Donald E. Boggs                             0                      0                        0                           0
Chairman
Gordon T. Miller                       $2,400                      0                        0                      $2,400
Vice Chairman
David G. Fussell.                           0                      0                        0                           0
Member
Joan Sadowsky                          $2,400                      0                        0                      $2,400
Member
William J. Short                       $2,400                      0                        0                      $2,400
Member

D. Election of the Board of Managers

Under Article III of the Rules and Regulations of the Accumulation Fund, members of the Board of Managers are elected at the annual meeting to serve for the term of three years, following those whose terms are then expiring, provided that when terms of more than two members of the Board expire in the same year, the term of members to be elected shall be adjusted in such a manner that terms of at least one but not more than two members shall expire in each of the next three years.

Under the terms of the 1940 Act, the Accumulation Fund must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be "interested persons" of the Accumulation Fund or its Investment Advisor/Principal Underwriter as defined in the 1940 Act. Members of the Board of Managers Ms. Sadowsky, Mr. Miller and Mr. Short are not deemed to be "interested persons" as defined in the 1940 Act. Mr. Boggs and Mr. Reid each are deemed to be an "interested person" by virtue of his status as an active or retired officer and/or director of the Investment Advisor.

                          INVESTMENT ADVISORY SERVICES

The Company currently serves as investment adviser to the Accumulation Fund pursuant to an Investment Advisory Agreement, which was approved by contract owners on August 8, 1996. The agreement must be renewed each year by a majority of the Accumulation Fund's Board of Managers who are not parties to the agreement or not interested persons of any part to the agreement.

Under the agreement, the Company agrees to provide "investment advisory services" to the Accumulation Fund. In that connection, it is required specifically to provide the Board of Managers continuously with an investment program for its approval or rejection and, if rejected, to submit another program for consideration.

Pursuant to the agreement, the Company is responsible for all duties related to the investment, reinvestment and safekeeping of the assets of the Accumulation Fund and for all expenses attributable to performing its investment advisory services, including costs of compensating officers and employees of the Company connected with providing investment advisory services to the Fund.

In connection with the Company's obligations under the agreement, the Company bears the cost of all services and expenses attributable to the maintenance and operation of the Accumulation Fund (other than costs relating to the administration and distribution of the variable annuity contracts, which are provided for in the current Sales and Administration Agreement for the Accumulation Fund). These costs include, among other things: fees paid to MFSI pursuant to the Investment Sub-Advisory Agreement between the Company and MFSI as described below; fees required by federal and state securities regulatory authorities and the National Association of Securities Dealers, Inc.; costs of maintaining the books and records of the Fund; outside legal, accounting, actuarial and other professional costs; costs of determining the net asset value of each series of the Accumulation Fund; and other out-of-pocket expenses relating to the Fund, including salaries, rent, postage, telephone, travel, office equipment and stationery. All brokerage commissions and other fees relating to purchases and sales of investments for the Accumulation Fund are paid out of the assets of the Fund.

For its advisory services to the Fund under the agreement, the Company charges an amount which equals, on an annual basis, 0.50% of the average daily net asset value of each Series of the Fund. This charge is paid weekly by the Fund. At December 31, 2001, the net asset values for each series of the Fund were $13.68 (Series N) and $13.86 (Series Q). For the fiscal years ended December 31, 2001, 2000 and 1999, the Company received fees under the agreement aggregating $95,034, $168,847 and $171,040, respectively.

Sales and Administrative Services Agreement

The Company also acts as principal underwriter and performs administrative functions pursuant to a Sales and Administrative Services Agreement between the Company and the Accumulation Fund dated February 19, 1970 and re-executed on February 16, 1989.

Under the agreement, the Company acts as principal underwriter and performs administrative functions relative to variable annuity contracts, receiving as compensation the sales and administration charge deducted from purchase payments as described in the Prospectus. The total sales and administration charges received by the Company in 2001, 2000, and 1999, were $121, $147 and $2,623, respectively.

The Company also received $190,069, $295,977 and $342,028, from the Accumulation Fund during 2001, 2000, and 1999 respectively, as its charge for assuming the mortality and expense risks under its variable annuity contracts, this representing a charge on each valuation date of an amount which, on an annual basis, equals 1% of the average daily net asset value of the Accumulation Fund as permitted under the Sales and Administrative Services Agreement. At the present time the Company believes there are no statutory or regulatory limitations on the expenses that may be deducted from the Accumulation Fund, but the Company assures that all expense deductions, other than for taxes, will not exceed 2% annually based upon the average daily net asset value of the Accumulation Fund.

The average daily net asset value of the Accumulation Fund means the sum of the net asset value of the appropriate Series of the Accumulation Fund respectively computed on each valuation during the period divided by the number of valuations.

                        INVESTMENT SUB-ADVISORY AGREEMENT

Under the Investment Advisory Agreement between the Accumulation Fund and Company, the Company is specifically authorized to employ one or more sub-advisors in connection with the services to be performed and obligations to be assumed by the Company. Pursuant thereto, the Company entered into an Investment Sub-Advisory Agreement ("Sub-Agreement") with Massachusetts Financial Services Company ("MFS") which was approved by a majority of contract owners on August 16, 1984. In 1996, this relationship was taken over by MFSI, a wholly-owned subsidiary of MFS. The Sub-Agreement is subject to the same terms for approval, renewal and termination as the Agreement itself.

Under the Sub-Agreement, MFSI, subject to the supervision of the Company and the Board of Managers, is responsible for all aspects of day-to-day management of the investments of the Accumulation Fund. Among other things, it is required to
(i) perform research and evaluate pertinent data; (ii) provide the Board with an investment program for the Fund for its approval; (iii) make investment decisions and carry them out by placing orders for the execution of portfolio transactions consistent with the investment policies of the Fund as set forth in its current Prospectus; (iv) report to the Board of Managers at least quarterly with respect to the implementation of the approved investment plan; (v) transmit to the Company information necessary for the Company to perform its responsibilities with respect to the Fund; (vi) create and maintain brokerage records as required by law; and (vii) provide the office space, material and personnel necessary to fulfill its obligations under the Sub- Agreement and to pay all expenses incurred by it in connection with its activities. However, MFSI is not required to perform services or bear expenses related to the maintenance and operation of the Fund. (These expenses are properly assumed by the Company pursuant to the Agreement.)

For the services MFSI furnishes to the Company and the Accumulation Fund as sub-advisor, the Sub-Agreement provides that the Company will pay MFSI each month an amount which, on an annual basis, will equal 0.35% of the average daily net assets of each Series of the Fund. In 2001, 2000 and 1999, respectively, the Company paid MFSI a total of $69,809, $120,250 and $119,042, as provided for under the Sub-Agreement. These payments did not affect the amount of the advisory fees to be paid to the Company by the Accumulation Fund under the Agreement.

MFSI, formerly MFS Asset Management, Inc. is a Delaware corporation with its principal offices at 500 Boylston Street, Boston, Massachusetts 02116. MFSI, together with its parent corporation, Massachusetts Financial Services Company and its predecessor organizations, have a history of money management dating from 1924. MFSI is a wholly-owned subsidiary of MFS.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is ultimately a subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H 1J9.

As of December 31, 2001, MFS and its subsidiaries had over $137.2 billion in assets under management, which included over $34.3 billion managed by MFSI.

MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts.

The following list shows the names and addresses and principal occupations of all directors and principal officers of MFSI.

  Name and Address                     Principal Occupation
  ----------------                     --------------------
  *Thomas J. Cashman, Jr. Chairman and Director of MFSI and Director and
                                       Executive Vice President of MFS.

  *Arnold D. Scott                     Senior Executive Vice President and Director
                                       of MFS and Director of MFSI.

  *Jeffrey L. Shames                   Chairman, Chief Executive Officer and Director
                                       of MFS and Director of MFSI.

  *Joseph J. Trainor                   President and Director of MFSI.

        *Address is: 500 Boylston Street Boston, Massachusetts, 02116.

                     OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the members of the Board of Managers of the Fund and the directors and principal officers of PRV, as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record no Units.

The following Contractowners beneficially owned more than 5% of the units in the Separate Account as of the record date, February 22, 2002;

Name                  Address                Number of Units         Percent
----                  -------                ---------------         -------
                                             Beneficially Owned
                                             ------------------

The Paul Revere       18 Chestnut Street     452,340.197             58.93
Pension Plan          Worcester, MA 01608

Guenther E. Herpfer   60 Tupelo Road         38,512.545               5.02
                      Swampscott, MA 02159


                              BROKERAGE ALLOCATION

MFSI, a sub-advisor to the Company, selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund's investments are reviewed by the Board of Managers.

The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments. The primary consideration in placing portfolio security transactions with broker/dealers is execution at the most favorable prices and in the most effective manner possible.

MFSI attempts to achieve this result by selecting broker/dealers to execute portfolio transactions on behalf of the Accumulation Fund and its other clients on the basis of their professional capability, the value and quality of the brokerage services and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but prices include a dealer's markup or markdown), MFSI normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of such securities purchased from underwriters, the cost of such securities generally included a fixed underwriting commission or concession. From time to time soliciting dealer fees may be available to MFSI on the tender of Accumulation Fund portfolio securities in so-called Tender or Exchange Offers. Such soliciting dealer fees will be, in effect, recaptured for the Accumulation Fund by MFSI to the extent possible. At present no other recapture agreements are in effect. Brokerage business is not allocated based on the sale of variable annuity contracts.

Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker/dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount other broker/dealers would have charged for the transaction, if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFSI's overall responsibility to the Accumulation Fund or to its other clients. Not all such services are useful or of value in advising the Accumulation Fund.

The term "broker and research services" includes advice as to the value of the securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities.

It also includes furnishing analysis reports and reports concerning issues, industries, securities, economic factors, trends, portfolio strategies, performance of accounts, as well as effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of MFSI, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker/dealer might charge may be paid to broker/dealers who were selected to execute transactions on behalf of the Accumulation Fund and MFSI's other clients.

This could occur, in part, when a broker/dealer provides advice as to the availability of securities or purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical research and other factual information or services ("research") to MFSI for no consideration other than brokerage and underwriting commissions. Securities may be bought or sold through such broker/dealers but, at present, unless otherwise directed by the Accumulation Fund, a commission higher than one charged, will not be paid to such a firm solely because it provided such "research" to MFSI.

MFSI's investment management personnel attempt to evaluate the quality of "research" provided by brokers. Results of this effort are sometimes used by MFSI as a consideration in selection of brokers to execute portfolio transactions. However, MFSI is unable to quantify the amount of commission which was paid as a result of such "research" because a substantial number of transactions were effected through brokers who provide "research" but were selected principally because of their execution capabilities.

In certain instances, there may be securities which are suitable for the Accumulation Fund's portfolio as well as that of one or more of the other clients of MFSI. Investment decisions for the Accumulation Fund and for MFSI's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by or bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are unavoidable because several clients have similar investment objectives. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized in some cases this system could have a detrimental effect on the price or volume of the securities as far as the Accumulation Fund is concerned. In other cases, it is believed that the Accumulation Fund's ability to participate in volume transactions will produce better transaction results for the Accumulation Fund.

Brokerage commissions paid in the years ended December 31, 2001, 2000, and 1999 amounted to $31,653, $41,094 and $50,580, respectively. Brokerage commissions were paid to 53 brokers in 2001. No brokerage commission was paid to any broker who was or is an affiliated person of the Company, the Accumulation Fund or MFSI.

                                  UNDERWRITERS

The Company is the principal underwriter for contracts offered by the Prospectus. The contracts offered by the Prospectus are available at any time during the year covered by the Prospectus. The Company did not receive any underwriting commissions for the sale of these contracts.

                              PURCHASE AND PRICING
                                  OF CONTRACTS

The contracts offered by the Prospectus will only be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts. Purchase payments are due and payable by the contract owner at the Home Office at a time required by either the contract or any other basis mutually agreeable by the contract owner and the Company. The contract owner is to furnish any information that may be required by the Company as reasonably necessary for the proper crediting of the purchase payment.

Please refer to the Prospectus for a description of each contract offered by the Prospectus (Prospectus, page 17) and the amount of any sales charge and collection fee assessed against any purchase payment (Prospectus, page 14).

The balance of a purchase payment, after deduction of the sales charge, any applicable premium tax charge and the collection fee will be applied to provide accumulation units to the credit of the contract. Variable accumulation units will be credited on the basis of the value of a variable accumulation unit as of the valuation date next following its receipt of the purchase payment by the Company at its Home Office.

The Flexible Purchase Payment Variable Annuity Contract ("Flexible") provides for an annuity to begin at some future date with voluntary purchase payments in addition to the initial purchase payment being permitted at the discretion of the Company, but with certain limits on the exercise of such discretion where the contract qualifies for special tax treatment under the Internal Revenue Code.

The Single Payment Variable Annuity Contract ("Single") provides for a purchase of the contract in one sum at the time the contract is issued and for an annuity subsequent to the issue date of the contract.

Both contracts permit accumulation on a full variable, fully fixed or combined variable and fixed basis.

The Individual "Level Charge" Variable Annuity Contract ("Level") is designed primarily to be issued to an individual who desires to fund a retirement plan involving a reduction of salary which qualifies for tax- deferred treatment under the Internal Revenue Code. This contract permits accumulation on a fully variable, fully fixed or combined variable and fixed basis.

The Group Variable Annuity Contract ("Group") is designed primarily to be issued as a master group contract to an employer to fund a plan involving reduction of salary which qualifies for tax-deferred treatment under the Internal Revenue Code, or plans involving allocation of accumulation values to participants. A participant has at all times a fully vested interest in the value of his certificate. This contract provides for variable accumulation only.

Please refer to the Prospectus for a detailed explanation as to how the accumulation unit is valued (Prospectus, page 18).

                                ANNUITY PAYMENTS

The number of annuity units determining each monthly annuity payment is equal to the value applied to annuity payments less any applicable premium tax multiplied by the applicable annuity purchase rates and divided by the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described in the Prospectus (Prospectus, page 15).

Each monthly annuity payment will be equal to the number of annuity units as determined above multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payments are due but in no event as of the time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions (see Prospectus, page 15).

                            Illustration of Variable
                           Annuity Payment Calculation

Value applied to provide an annuity:                                            $  47,750
    multiplied by
Annuity purchase rate                                                           $    6.40 per
(from tables):                                                                  $   1,000
    equals

Tabular annuity amount:                                                         $  305.60
    divided by
Annuity unit value on the valuation when the number of annuity units
  is determined:                                                                $0.522602
    equals

Number of annuity units determining each monthly annuity payment:                 584.766
    multiplied by
Annuity unit value for valuation two weeks preceding date annuity
  benefit payable:                                                              $0.533170
    equals

Annuity payment for month in dollars:                                           $  311.78

The annuity payment due for each succeeding month is computed in the same manner using the fixed figure determined for the number of annuity units (e.g. 584.766) and the then applicable annuity unit value for the valuation two weeks preceding the date the annuity benefit is payable.

                         REPORT OF INDEPENDENT AUDITORS

The Owners of Variable Annuity Contracts of The Paul Revere
Variable Annuity Insurance Company and the Board of
Managers of The Paul Revere Variable Annuity Contract
Accumulation Fund of The Paul Revere Variable Annuity
Insurance Company


We have audited the accompanying statements of assets and liabilities of The Paul Revere Variable Annuity Contract Accumulation Fund (comprising the Qualified and Non-qualified Portfolios) as of December 31, 2001 and 2000, including the statement of investments as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2001, and the supplementary information for each of the ten years in the period then ended. These financial statements and supplementary information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and supplementary information based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 and 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 2001 and 2000, the results of its operations and the changes in its net assets for each of the three years in the period ended December 31, 2001, and the supplementary information for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                         ERNST & YOUNG LLP


Chattanooga, Tennessee
January 25, 2002

Statements of Assets and Liabilities

                                                                                        December 31,
                                                                  2001              2000             2001               2000
                                                                Series Q          Series Q         Series N           Series N
                                                               (Qualified)       (Qualified)    (Non-Qualified)    (Non-Qualified)
                                                               -----------       -----------    ---------------    ---------------
ASSETS

Investments in securities at market value
    (Cost: Series Q 2001-$13,921,609; 2000-$20,077,006)
    (Cost: Series N 2001-$ 2,774,315; 2000-$ 4,674,791)
    (see Statement of Investments)                            $13,449,948         $22,259,362       $2,682,755        $5,229,948
Cash                                                                1,289                   -                -            39,817
Dividends and interest receivable                                   6,086               7,689            1,118             1,502
Receivable for investments sold                                   985,193             342,649          209,015            79,594
                                                              -----------         -----------       ----------        ----------
      Total assets                                             14,442,516          22,609,700        2,892,888         5,350,861
                                                              -----------         -----------       ----------        ----------

LIABILITIES

Payable for investments purchased                               1,470,596             396,183          327,866            90,197
Payable to The Paul Revere Variable Annuity
    Insurance Company                                             156,015             119,038           67,538           257,970
Other liabilities                                                       -              59,027            5,319                 -
                                                              -----------         -----------       ----------        ----------
      Total liabilities                                         1,626,611             574,248          400,723           348,167
                                                              -----------         -----------       ----------        ----------

TOTAL NET ASSETS                                              $12,815,905         $22,035,452       $2,492,165        $5,002,694
                                                              ===========         ===========       ==========        ==========

CONTRACT OWNERS' EQUITY

Deferred contracts terminable by owner                        $ 9,482,446         $17,075,419       $1,179,448        $2,890,209
Currently payable contracts                                     3,333,459           4,960,033        1,312,717         2,112,485
                                                              -----------         -----------       ----------        ----------
      Total net assets                                        $12,815,905         $22,035,452       $2,492,165        $5,002,694
                                                              ===========         ===========       ==========        ==========

ACCUMULATION UNITS OUTSTANDING                                    924,860           1,186,884          182,247           263,120
                                                              ===========         ===========       ==========        ==========

NET ASSET VALUE PER ACCUMULATION UNIT                         $    13.857         $    18.566       $   13.675        $   19.013
                                                              ===========         ===========       ==========        ==========


See accompanying notes to financial statements.

Statements of Changes in Net Assets


                                                                                   For the years ended December 31,
                                                                                2001             2000            1999
                                                                              Series Q        Series Q        Series Q
                                                                             (Qualified)     (Qualified)     (Qualified)
                                                                             -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment loss                                                         $   (143,177)   $   (287,539)   $   (276,056)
Net realized gain (loss) on investments                                       (2,319,462)      5,865,290       5,429,040
Net increase (decrease) in unrealized appreciation of investments             (2,654,017)     (7,428,521)      2,529,347
                                                                            ------------    ------------    ------------
       Increase (decrease) in net assets from operations                      (5,116,656)     (1,850,770)      7,682,331
Contract receipts:
Gross purchase payments received                                                  14,849          47,877          44,524
Deductions from purchase payments                                                    108             147           2,074
                                                                            ------------    ------------    ------------
       Net purchase payments received                                             14,741          47,730          42,450
Payments to contract owners:
Annuity payments to contract owners                                              433,639         568,973         546,059
Terminations and withdrawals to contract owners                                3,683,993       3,593,697       5,403,945
                                                                            ------------    ------------    ------------
       Total payments to contract owners                                       4,117,632       4,162,670       5,950,004
                                                                            ------------    ------------    ------------
       Net contract payments to contract owners                               (4,102,891)     (4,114,940)     (5,907,554)
Other increases                                                                        -               -         282,977
                                                                            ------------    ------------    ------------
       Total increase (decrease) in net assets                                (9,219,547)     (5,965,710)      2,057,754

NET ASSETS

Beginning of year                                                             22,035,452      28,001,162      25,943,408
                                                                            ------------    ------------    ------------
End of year                                                                 $ 12,815,905    $ 22,035,452    $ 28,001,162
                                                                            ============    ============    ============

                                                                                  For the years ended December 31,
                                                                                2001            2000           1999
                                                                              Series N       Series N        Series N
                                                                          (Non-qualified) (Non-qualified) (Non-qualified)
                                                                          --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment loss                                                         $    (37,748)   $    (82,533)   $    (82,825)
Net realized gain (loss) on investments                                         (564,353)      1,514,763       1,790,732
Net increase (decrease) in unrealized appreciation of investments               (646,717)     (1,922,431)        505,981
                                                                            ------------    ------------    ------------
       Increase (decrease) in net assets from operations                      (1,248,818)       (490,201)      2,213,888
Contract receipts:
Gross purchase payments received                                                     215             916           6,249
Deductions from purchase payments                                                     13               -             246
                                                                            ------------    ------------    ------------
       Net purchase payments received                                                202             916           6,003
Payments to contract owners:
Annuity payments to contract owners                                              230,266         340,098         267,038
Terminations and withdrawals to contract owners                                1,031,647       1,280,727       2,222,991
                                                                            ------------    ------------    ------------
       Total payments to contract owners                                       1,261,913       1,620,825       2,490,029
                                                                            ------------    ------------    ------------
       Net contract payments to contract owners                               (1,261,711)     (1,619,909)     (2,484,026)
Other increases                                                                        -               -         199,344
                                                                            ------------    ------------    ------------
       Total decrease in net assets                                           (2,510,529)     (2,110,110)        (70,794)

NET ASSETS

Beginning of year                                                              5,002,694       7,112,804       7,183,598
                                                                            ------------    ------------    ------------
End of year                                                                 $  2,492,165    $  5,002,694    $  7,112,804
                                                                            ============    ============    ============

See accompanying notes to financial statements.

Statements of Operations

                                                                                            For the years ended December 31,
                                                                                     2001              2000              1999
                                                                                    Series Q         Series Q           Series Q
                                                                                   (Qualified)      (Qualified)        (Qualified)
                                                                                   -----------      -----------        -----------
INVESTMENT INCOME (LOSS)

Income:
   Dividends                                                                      $     87,612     $    102,385       $    122,168
   Interest                                                                             15,297           28,587             19,589
                                                                                  ------------     ------------       ------------
      Total income                                                                     102,909          130,972            141,757
                                                                                  ------------     ------------       ------------

Expenses:
   Mortality and expense risk fees                                                     155,791          270,607            270,142
   Investment management and advisory service fees                                      77,895          135,304            135,071
   Professional services                                                                12,400           12,600             12,600
                                                                                  ------------     ------------       ------------
      Total expenses                                                                   246,086          418,511            417,813
                                                                                  ------------     ------------       ------------

Net investment loss                                                                   (143,177)        (287,539)          (276,056)

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS

Net realized gain (loss) on investments sold                                        (2,319,462)       5,865,290          5,429,040
Net increase (decrease) in unrealized appreciation of investments                   (2,654,017)      (7,428,521)         2,529,347
                                                                                  ------------     ------------       ------------
Net realized and unrealized gain (loss) on investments                              (4,973,479)      (1,563,231)         7,958,387
                                                                                  ------------     ------------       ------------
Increase (decrease) in net assets from operations                                 $ (5,116,656)    $ (1,850,770)      $  7,682,331
                                                                                  ============     ============       ============

                                                                                            For the years ended December 31,
                                                                                     2001              2000              1999
                                                                                    Series N         Series N           Series N
                                                                                 (Non-qualified)  (Non-qualified)    (Non-qualified)
                                                                                  -------------    -------------      -------------
INVESTMENT INCOME (LOSS)

Income:
   Dividends                                                                      $     19,081     $     25,370       $     32,459
   Interest                                                                              2,028              286                105
                                                                                  ------------     ------------       ------------
      Total income                                                                      21,109           25,656             32,564
                                                                                  ------------     ------------       ------------

Expenses:
   Mortality and expense risk fees                                                      34,278           67,086             71,886
   Investment management and advisory service fees                                      17,139           33,543             35,943
   Professional services                                                                 7,440            7,560              7,560
                                                                                  ------------     ------------       ------------
      Total expenses                                                                    58,857          108,189            115,389
                                                                                  ------------     ------------       ------------

Net investment loss                                                                    (37,748)         (82,533)           (82,825)

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS

Net realized gain (loss) on investments sold                                          (564,353)       1,514,763          1,790,732
Net increase (decrease) in unrealized appreciation of investments                     (646,717)      (1,922,431)           505,981
                                                                                  ------------     ------------       ------------
Net realized and unrealized gain (loss) on investments                              (1,211,070)        (407,668)         2,296,713
                                                                                  ------------     ------------       ------------
Increase (decrease) in net assets from operations                                 $ (1,248,818)    $   (490,201)       $ 2,213,888
                                                                                  ============     ============       ============

See accompanying notes to financial statements.

Schedule of Investments
December 31, 2001

                                                    Series Q (Qualified)                         Series N (Non-Qualified)
                                                    -------------------                          -----------------------
Securities of                          Number                                 % of     Number                                % of
Unaffliated Companies                    of                      Market        Net       of                     Market        Net
                                       Shares        Cost         Value       Assets   Shares       Cost         Value      Assets
                                      ---------  ------------  -----------  --------- ---------  -----------  ----------- ----------
Common Stocks

Broadcasting
AOL Time Warner, Inc.  *                 6,390    $  260,672   $  205,119                  930    $  38,118    $  29,853
Charter Communications, Inc.  *          9,530       198,106      156,578                1,920       40,099       31,546
Clear Channel Communications,            3,640       183,636      185,312                  810       40,503       41,237
Inc.  *
Fox Entertainment Group, Inc.  *         6,490       143,810      172,180                1,210       26,981       32,101
Viacom, Inc. Class B  *                  7,160       306,514      316,114                1,416       61,411       62,516
                                                 ------------  -----------                       -----------  -----------
                                                   1,092,738    1,035,303      8.08%                207,112      197,253       7.91%
                                                 ------------  -----------                       -----------  -----------

Computer Software - PC
Microsoft Corporation  *                 4,870       301,013      322,735      2.52%     1,000       62,984       66,270       2.66%
                                                 ------------  -----------                       ----------   -----------

Computer Software - Systems
Adobe Systems, Inc.                      2,330        90,553       72,347                  450       17,405       13,973
Affiliated Computer Services Class
A  *                                       730        24,724       77,475                  160        6,965       16,981
Ascential Software Corporation  *           69             0          279
Automatic Data Processing Inc.           4,440       225,365      261,516                  950       49,308       55,955
BISYS Group, Inc. (The)  *               2,230        69,132      142,698                  450       13,345       28,795
Cadence Design Systems, Inc.  *          3,840        83,707       84,173                  880       19,208       19,290
Cisco Systems, Inc.  *                   7,020       323,112      127,132                1,500       71,268       27,165
Comverse Technology, Inc.  *             3,330        89,897       74,492                  690       19,843       15,435
EMC Corporation  *                       1,830        50,414       24,595                  370       12,318        4,973
First Data Corporation                   2,520       127,658      197,694                  500       25,594       39,225
Lexmark International, Inc.  *           2,780       145,958      164,020                  540       27,516       31,860
Oracle Corporation  *                   15,200       220,914      209,912                3,110       46,073       42,949
PeopleSoft, Inc.  *                      2,540        91,114      102,108                  500       18,165       20,100
Rationale Software Corporation  *        4,730       146,371       92,235                  980       29,239       19,110
Siebel Systems, Inc.  *                  1,020        30,608       28,540                  260        8,891        7,275
Sun Microsystems, Inc.  *                7,920       127,923       97,733                1,550       24,694       19,127
SunGard Data Systems, Inc.  *            3,960       102,723      114,563                  840       21,907       24,301
Synopsys, Inc.  *                          510        26,514       30,126
VeriSign, Inc.  *                        3,236       225,244      123,097                  708       51,220       26,932
Veritas Software Corporation  *          4,665       242,767      209,085                  930       55,072       41,683
                                                 ------------  -----------                       -----------  -----------
                                                   2,444,698    2,233,820     17.43%                518,031      455,129      18.26%
                                                 ------------  -----------                       -----------  -----------

Consumer Goods & Services
Cendant Corporation  *                   1,720        28,759       33,729                  330        5,494        6,471
Concord EFS, Inc.  *                     5,070       128,008      166,195                1,290       32,732       42,286
Gillette Company (The)                   3,860       110,017      128,924                  550       15,822       18,370
International Paper Company              1,830        70,015       73,841                  330       12,554       13,316
NIKE, Inc.                               1,620        76,903       91,109                  220       10,414       12,373
Tyco International, Ltd.                 7,112       138,810      418,897                1,450       28,893       85,405
United Parcel Service, Inc.                710        37,374       38,695                  110        5,850        5,995
                                                 ------------  -----------                       -----------  -----------
                                                     589,886      951,390      7.42%                111,759      184,216       7.39%
                                                 ------------  -----------                       -----------  -----------

Electrical Equipment
General Electric Company                 3,180       145,128      127,454      0.99%       260       11,259       10,421       0.42%
                                                 ------------  -----------                       -----------  -----------

Electronics
Analog Devices, Inc.  *                   4,710      230,872      209,077                1,070       50,771       47,497
Applera Corporation                       6,400      215,400      251,328                1,300       40,891       51,051
Dell Computer Corporation  *              3,350       70,791       91,053                  680       14,602       18,482
                                                  -----------  -----------                       -----------  -----------
                                                     517,063      551,458      4.30%                106,264      117,030       4.69%
                                                  -----------  -----------                       -----------  -----------

See accompanying notes to financial statements.

December 31, 2001

                                                     Series Q (Qualified)                            Series N (Non - Qualified)
                                                     --------------------                            --------------------------
                                        Number                                 % of      Number                               % of
                                          Of                      Market       Net         Of                    Market       Net
                                        Shares        Cost         Value      Assets     Shares      Cost         Value      Assets
                                        ------        ----        ------      ------     ------      ----        ------      ------
Energy
Anadarko Petroleum Corporation             2,230    $  104,965    $ 126,775                  440  $   21,019    $  25,014
Dynegy Inc.                                1,580        71,851       40,290                  260      11,907        6,630
El Paso Corporation                        2,990       198,864      133,384                  600      38,744       26,766
GlobalSantaFe Corporation                  5,140       211,441      146,593                1,040      41,962       29,661
Noble Drilling Corporation  *              2,120        83,517       72,165                  440      17,596       14,978
TotalFinaElf S.A. - ADR                    1,320        93,302       92,717                  260      18,334       18,262
                                                   ------------ ------------                      -----------  -----------
                                                       763,940      611,924     4.77%                149,562      121,311      4.87%
                                                   ------------ ------------                      -----------  -----------

Financial Institutions
American Express Company                   2,000        64,631       71,380                  420      13,569       14,990
Bank of America Corporation                1,720        95,226      108,274                  340      18,963       21,403
Citigroup, Inc.                            7,004       238,587      353,562                1,436      49,047       72,489
Federal Home Loan Mtg. Corporation         3,150       189,615      206,010                  690      42,385       45,126
Goldman Sachs Group, Inc. (The)            1,830       135,320      169,732                  320      23,645       29,680
Mellon Financial Corporation               2,840        93,600      106,841                  670      22,286       25,205
Merrill Lynch & Co., Inc.                  2,550       121,219      132,906                  530      24,817       27,624
Morgan Stanley Dean Witter & Co.           1,320        75,984       73,841                  220      12,671       12,307
                                                   ------------ ------------                      -----------  -----------
                                                     1,014,182    1,222,546     9.54%                207,383      248,824      9.98%
                                                   ------------ ------------                      -----------  -----------

Insurance
ACE Limited                                3,250        90,787      130,487                  670      20,464       26,901
AFLAC, Inc.                                2,780        88,340       68,277                  570      18,051       13,999
American International Group, Inc.         4,122       278,622      327,287                  887      59,726       70,428
MetLife, Inc.                              4,670       136,312      147,946                  850      24,845       26,928
St. Paul Companies, Inc. (The)             4,250       197,984      186,873                  990      46,275       43,530
UnumProvident Corporation                  2,380        63,990       63,094                1,100      30,163       29,161
XL Capital Ltd.                            1,320       121,391      120,595                  240      21,921       21,926
                                                   ------------ ------------                      -----------  -----------
                                                       977,426    1,044,559     8.15%                221,445      232,873      9.35%
                                                   ------------ ------------                      -----------  -----------

Lodging
Starwood Hotels & Resorts Worldwide, Inc.  1,220        33,275       36,417     0.28%        130       3,585        3,881      0.16%
                                                   ------------ ------------                      -----------  -----------

Manufacturing
Danaher Corporation                        2,440       128,063      147,156                  530      28,257       31,964
Minnesota Mining & Manufacturing Co.       1,320       125,100      156,037                  220      20,820       26,006
                                                   ------------ ------------                      -----------  -----------
                                                       253,163      303,193     2.37%                 49,077       57,970      2.33%
                                                   ------------ ------------                      -----------  -----------


Medical & Health Products
Abbott Laboratories                        4,310       225,785      240,282                  950      49,782       52,962
Allergan, Inc.                             1,020        78,415       76,551                  200      15,396       15,010
American Home Products Corporation         4,730       263,192      290,233                1,010      55,376       61,974
Eli Lilly and Company                      2,130       166,080      167,290                  390      30,127       30,631
Genentech, Inc.  *                           610        33,159       33,092                  110       5,991        5,968
Genzyme Corporation  *                     2,220       126,850      132,889                  430      24,682       25,740
Guidant Corporation  *                     1,850        71,540       92,130                  350      13,475       17,430
Healthsouth Corporation  *                 4,400        62,267       65,208                  850      12,040       12,597
IMS Health, Inc.                           3,240        83,891       63,212                  650      16,625       12,682
Pfizer, Inc.                               6,790       291,052      270,581                  380      15,776       15,143
Schering-Plough Corporation                3,450       139,249      123,545                  690      27,717       24,709
                                                   ------------ ------------                      -----------  -----------
                                                     1,541,480    1,555,013    12.13%                266,987      274,846     11.03%
                                                   ------------ ------------                      -----------  -----------

Semiconductor Equipment
QLogic Corporation  *                      1,490        70,935       66,320     0.52%        240      10,544       10,682      0.43%
                                                   ------------ ------------                      -----------  -----------

Semiconductors
Maxim Integrated Products, Inc.  *         1,310        69,230       68,788                  210      11,088       11,027
Micron Technology, Inc.  *                 3,150       127,885       97,650                  660      26,361       20,460
Motorola, Inc.                             2,060        36,147       30,941                  180       3,098        2,704
STMicroelectronics N.V.                    4,460       134,644      141,248                  710      22,158       22,486
Texas Instruments, Inc.                    7,000       189,893      196,000                1,370      37,835       38,360
                                                   ------------ ------------                      -----------  -----------
                                                       557,799      534,627     4.17%                100,540       95,037      3.81%
                                                   ------------ ------------                      -----------  -----------

See accompanying notes to financial statements.

December 31, 2001

                                                     Series Q (Qualified)                          Series N (Non - Qualified)
                                                     --------------------                          -------------------------
                                         Number                                % of      Number                               % of
                                           Of                      Market       Net         Of                   Market        Net
                                         Shares       Cost         Value      Assets     Shares      Cost        Value        Assets
                                         ------       ----         -----      ------     ------      ----        -----        ------
Stores
Costco Wholesale Corporation  *          3,960   $   169,818   $   175,745                  820  $    35,168  $    36,392
Kohl's Corporation  *                      600        32,829        42,264                  110        6,183        7,748
Sears, Roebuck and Co.                     710        31,190        33,824                  110        4,849        5,240
Target Corporation                       3,630       130,070       149,011                  760       27,230       31,198
                                                 ------------  -----------                       -----------  -----------
                                                     363,907       400,844     3.13%                  73,430       80,578     3.23%
                                                 ------------  -----------                       -----------  -----------

Supermarkets
Kroger Company  *                        2,560        55,936        53,427     0.42%        580       12,698       12,105     0.49%
                                                 ------------  -----------                       -----------  -----------

Telecommunications
American Tower Corporation Class
  A  *                                   6,270       227,291        59,377                1,400       48,305       13,258
Amdocs Limited  *                        2,340        68,835        79,490                  440       13,031       14,947
AT&T Wireless Services, Inc.  *         10,450       170,461       150,167                2,230       36,278       32,045
EchoStar Communications Corp., Cl.
  A *                                    7,480       361,035       205,476                1,120       52,020       30,766
Nokia Corporation -  ADR                 6,290       137,874       154,294                1,130       22,825       27,719
QUALCOMM, Inc.  *                        3,820       209,537       192,910                  740       40,950       37,370
Qwest Communications
  International  *                       7,050       258,784        99,617                1,450       49,028       20,488
Song Networks Holding AB - ADR  *        4,810       109,986         3,944                1,070       23,090          877
Sprint Corporation *                     4,440        94,042       108,380                  960       19,895       23,434
Vodafone Group PLC                       5,529       175,293       141,985                1,128       34,673       28,967
                                                 ------------  -----------                       -----------  -----------
                                                   1,813,138     1,195,640     9.33%                 340,095      229,871     9.22%
                                                 ------------  -----------                       -----------  -----------

Transportation
Harley-Davidson, Inc.                    1,570        52,880        85,267     0.67%        440       13,668       23,896     0.96%
                                                 ------------  -----------                       -----------  -----------

Utilities
AES Corporation  *                       6,630       257,498       108,400                1,540       59,914       25,179
Calpine Corporation  *                   2,900       114,604        48,691                  560       21,997        9,402
                                                 ------------  -----------                       -----------  -----------
                                                     372,102       157,091     1.23%                  81,911       34,581     1.39%
                                                 ------------  -----------                       -----------  -----------
Total Common Stocks                               12,960,689    12,489,028    97.45%               2,548,334    2,456,774    98.58%
                                                 ------------  -----------                       -----------  -----------

Short-Term Investment

Federal Home Loan Mtg. Corporation
  1.49% due 01/02/02                                 960,920       960,920     7.50%                 225,981      225,981     9.07%
                                                 ------------  -----------                       -----------  -----------

Total Investments                                $13,921,609    13,449,948   104.95%             $ 2,774,315    2,682,755   107.65%
                                                 ============  -----------                       ===========  -----------

Other Assets Less Liabilities                                     (634,043)   (4.95%)                            (190,590)   (7.65%)
                                                               -----------                                    -----------

Total Net Assets                                               $12,815,905   100.00%                          $ 2,492,165   100.00%
                                                               ===========                                    ===========

*  Non - income producing security.

See accompanying notes to financial statements.

Supplementary Information
Selected Per Unit Data and Ratios

                                                                                       Years Ended December 31,
                                                                            2001      2000       1999       1998       1997
                                                                            ----      ----       ----       ----       ----
PER UNIT DATA (a)
Series Q (Qualified)

Investment income                                                       $ 0.094     $ 0.117    $ 0.094    $ 0.116    $ 0.177
Expenses                                                                  0.226       0.374      0.277      0.202      0.159
                                                                        -------     -------    -------    -------    -------

Net investment income (loss)                                             (0.132)     (0.257)    (0.183)    (0.086)     0.018
Net realized and unrealized gains (losses) on investments                (4.577)     (1.398)     5.280      3.836      2.723
                                                                        -------     -------    -------    -------    -------

Net increase (decrease) in net asset value                               (4.709)     (1.655)     5.097      3.750      2.741
Accumulation unit net asset value:
    Beginning of year                                                    18.566      20.221     15.124     11.374      8.633
                                                                        -------     -------    -------    -------    -------
    End of year                                                         $13.857     $18.566    $20.221    $15.124    $11.374
                                                                        =======     =======    =======    =======    =======

Series N (Non-qualified)

Investment income                                                       $ 0.090     $ 0.094    $ 0.083    $ 0.096     $0.135
Expenses                                                                  0.251       0.397      0.296      0.212      0.166
                                                                        -------     -------    -------    -------    -------

Net investment loss                                                      (0.161)     (0.303)    (0.213)    (0.116)    (0.031)
Net realized and unrealized gains (losses) on investments                (5.177)     (1.498)     5.894      3.891      2.660
                                                                        -------     -------    -------    -------    -------

Net increase (decrease) in net asset value                               (5.338)     (1.801)     5.681      3.775      2.629
Accumulation unit net asset value:
    Beginning of year                                                    19.013      20.814     15.133     11.358      8.729
                                                                        -------     -------    -------    -------    -------
    End of year                                                         $13.675     $19.013    $20.814    $15.133    $11.358
                                                                        =======     =======    =======    =======    =======

(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.

                                                                                       Years Ended December 31,
                                                                          2001        2000       1999       1998       1997
                                                                          ----        ----       ----       ----       ----
RATIOS
Series Q (Qualified)

Operating expenses to average accumulation fund balance                   1.55%       1.57%      1.56%      1.57%      1.59%
Net investment income (loss) to average accumulation fund balance        (0.90%)     (1.08%)    (1.03%)    (0.67%)     0.18%
Portfolio turnover rate                                                     79%        102%        98%       143%       130%
Accumulation units outstanding at the end of the year
    (in thousands)                                                         925       1,187      1,385      1,715      1,887

Series N (Non-qualified)

Operating expenses to average accumulation fund balance                   1.70%       1.64%      1.62%      1.63%      1.67%
Net investment income (loss) to average accumulation fund balance        (1.09%)     (1.25%)    (1.16%)    (0.90%)    (0.31%)
Portfolio turnover rate                                                     78%        101%       103%       143%       139%
Accumulation units outstanding at the end of the year
    (in thousands)                                                         182         263        342        475        530


See accompanying notes to financial statements.

Supplementary Information
Selected Per Unit Data and Ratios (continued)

                                                                                       Years Ended December 31,
                                                                            1996      1995       1994       1993       1992
                                                                            ----      ----       ----       ----       ----
PER UNIT DATA (a)
Series Q (Qualified)

Investment income                                                        $0.153      $0.119    $ 0.081    $ 0.054    $ 0.068
Expenses                                                                  0.133       0.096      0.073      0.079      0.076
                                                                         ------      ------    -------    -------    -------

Net investment income (loss)                                              0.020       0.023      0.008     (0.025)    (0.008)
Net realized and unrealized gains (losses) on investments                 1.551       1.711     (0.020)     0.291      0.159
                                                                         ------      ------    -------    -------    -------

Net increase (decrease) in net asset value                                1.571       1.734     (0.012)     0.266      0.151
Accumulation unit net asset value:
    Beginning of year                                                     7.062       5.328      5.340      5.074      4.923
                                                                         ------      ------    -------    -------    -------
    End of year                                                          $8.633      $7.062    $ 5.328    $ 5.340    $ 5.074
                                                                         ======      ======    =======    =======    =======

Series N (Non-qualified)

Investment income                                                        $0.137      $0.117    $ 0.099    $ 0.055    $ 0.071
Expenses                                                                  0.134       0.109      0.102      0.092      0.094
                                                                         ------      ------    -------    -------    -------

Net investment income (loss)                                              0.003       0.008     (0.003)    (0.037)    (0.023)
Net realized and unrealized gains (losses) on investments                 1.459       1.769     (0.023)     0.318      0.194
                                                                         ------      ------    -------    -------    -------

Net increase (decrease) in net asset value                                1.462       1.777     (0.026)     0.281      0.171
Accumulation unit net asset value:
    Beginning of year                                                     7.267       5.490      5.516      5.235      5.064
                                                                         ------      ------    -------    -------    -------
    End of year                                                          $8.729      $7.267    $ 5.490    $ 5.516    $ 5.235
                                                                         ======      ======    =======    =======    =======

(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.

                                                                                       Years Ended December 31,
                                                                            1996      1995       1994       1993       1992
                                                                            ----      ----       ----       ----       ----
RATIOS
Series Q (Qualified)

Operating expenses to average accumulation fund balance                     1.57%     1.55%      1.55%      1.56%      1.56%
Net investment income (loss) to average accumulation fund balance           0.24%     0.38%      0.17%     (0.50%)    (0.17%)
Portfolio turnover rate                                                       78%       64%        64%        59%        61%
Accumulation units outstanding at the end of the year
    (in thousands)                                                         2,093     5,491      5,597      5,700      5,753

Series N (Non-qualified)

Operating expenses to average accumulation fund balance                     1.69%     1.71%      1.73%      1.73%      1.74%
Net investment income (loss) to average accumulation fund balance           0.04%     0.13%     (0.05%)    (0.69%)    (0.42%)
Portfolio turnover rate                                                       94%       67%        62%        62%        66%
Accumulation units outstanding at the end of the year
    (in thousands)                                                           566       586        604        640        662


See accompanying notes to financial statements.

Notes to Financial Statements
December 31, 2001

1.       Organization

         The Paul Revere Variable Annuity Contract Accumulation Fund ("the Fund") is a separate account of The Paul Revere Variable Annuity Insurance Company ("Paul Revere Variable") and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. Paul Revere Variable is a wholly-owned subsidiary of The Paul Revere Life Insurance Company ("Paul Revere Life") which in turn is wholly-owned by The Paul Revere Corporation which is wholly-owned by UnumProvident Corporation. The Fund is the investment vehicle for Paul Revere Variable's tax-deferred group annuity contracts.

2.       Accounting policies

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

         Common and preferred stocks are stated at market values which are based on the last sales prices at December 31, 2001, as reported on national security exchanges or the closing bid prices for unlisted securities as reported by investment dealers. Short-term notes are stated at amortized cost which approximates market value. Unrealized investment gains and losses are included in contract owners' equity. Realized gains and losses on investments sold are determined on the basis of specific identification of investments. Security transactions are accounted for on the day after the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

         The Fund does not distribute net investment income and net realized capital gains through dividends to contract owners. The allocation of net investment income and net realized capital gains occurs automatically in the daily determination of unit net asset values. They are, therefore, included in the value of the contracts in force and in payments to contract owners.

         Contract owners' equity is comprised of two components. Deferred contracts terminable by owner represents amounts attributable to contracts which have not yet annuitized. Currently payable contracts include amounts equivalent to the annuity reserves relating to contracts with current annuities. Annuity reserves are computed for currently payable contracts according to the 1900 Progressive Annuity Mortality Table. The assumed interest rate is either 3.5% or 5% according to the option elected by the annuitant at the time of conversion. Paul Revere Variable bears all the mortality risk associated with these contracts.

3.       Investment advisor

         Paul Revere Variable acts as investment advisor and underwriter to the Fund and provides mortality and expense guarantees to holders of variable annuity contracts. For these services, Paul Revere Variable receives mortality and expense risk fees and investment management and advisory service fees as shown on the statement of operations which, on an annual basis, will not exceed 2% of the average daily net asset value of the Fund.

         Certain administrative services of the Fund are provided by American General Corporation under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998 as well as accounting and other services.

4.       Investment sub-advisor

         Under an investment sub-advisory agreement with MFS Institutional Advisors, Inc. ("MFSI"), MFSI provides investment management services to Paul Revere Variable for a fee which, on an annual basis, will equal 0.35% of the average daily net assets of each series of the Fund. This fee is borne by Paul Revere Variable only and does not represent an additional charge to the Fund.

December 31, 2001

5.       Federal income taxes

         The Fund's operations are included with those of Paul Revere Variable, which is taxed as a life insurance company under the Internal Revenue Code and is included in a consolidated federal tax return filed by Paul Revere Life. In the opinion of Paul Revere Variable management, current law provides that investment income and capital gains from assets maintained in the Fund for the exclusive benefit of the contract owners are generally not subject to federal income tax. However, to the extent that Paul Revere Variable incurs federal income taxes based on the income from the Fund's assets, the Fund will be charged. No charges for federal income taxes have been made since the inception of the Fund.

6.       Security transactions

         The aggregate cost of securities purchased and proceeds of securities sold, other than securities with maturities of one year or less, were as follows:

                                                  Series Q (Qualified)                   Series N (Non-qualified)
                                                  --------------------                   ------------------------
                                              Purchases             Sales             Purchases                 Sales
                                              ---------             -----             ---------                 -----
         December 31, 2001                   $12,300,858         $16,774,915          $2,679,997             $4,242,101
         December 31, 2000                   $26,772,134         $31,196,097          $6,625,747             $8,148,556

         At December 31, 2001, net unrealized depreciation of investments in Series Q, amounting to $471,661, consisted of unrealized gains of $1,338,073 and unrealized losses of $1,809,734, net unrealized depreciation of investment in Series N, amounting to $91,560, consisted of unrealized gains of $270,025 and unrealized losses of $361,585.

7.       Accumulation units

         The change in the number of accumulation units outstanding were as follows:

                                                                                      Series Q (Qualified)
                                                                                      --------------------
                                                                                2001          2000          1999
                                                                                ----          ----          ----
         Units outstanding at beginning of year                               1,186,884     1,384,747     1,715,402
         Units credited to contracts:
              Net purchase payments                                                 929         2,256         2,667
         Units withdrawn from contracts:
              Annuity payments                                                   28,522        27,317        33,671
              Terminations and withdrawals                                      234,431       172,802       317,549
                                                                             ----------    ----------    ----------
              Net units withdrawn                                               262,953       200,119       351,220
                                                                             ----------    ----------    ----------
         Contract units withdrawn in excess of units credited                  (262,024)     (197,863)     (348,553)
         Other increases                                                             -              -        17,898
                                                                             ----------    ----------    ----------
         Net decrease in units                                                 (262,024)     (197,863)     (330,655)
                                                                             ----------    ----------    ----------
         Units outstanding at end of year                                       924,860     1,186,884     1,384,747
                                                                             ==========    ==========    ==========

December 31. 2001

                                                                 Series N (Non-qualified)
                                                                 ------------------------
                                                               2001        2000        1999
                                                               ----        ----        ----
      Units outstanding at beginning of year                  263,120     341,729     474,699
      Units credited to contracts:
           Net purchase payments                                   12          44         360
      Units withdrawn from contracts:
           Annuity payments                                    15,115      15,881      16,231
           Terminations and withdrawals                        65,770      62,772     129,499
                                                             --------    --------    --------
           Net units withdrawn                                 80,885      78,653     145,730
                                                             --------    --------    --------
      Contract units withdrawn in excess of units credited    (80,873)    (78,609)   (145,370)
      Other increases                                               -           -      12,400
                                                             --------    --------    --------
      Net decrease in units                                   (80,873)    (78,609)   (132,970)
                                                             --------    --------    --------
      Units outstanding at end of year                        182,247     263,120     341,729
                                                             ========    ========    ========

                         Report of Independent Auditors

Board of Directors
The Paul Revere Variable Annuity Insurance Company



We have audited the accompanying statutory-basis statements of financial condition of The Paul Revere Variable Annuity Insurance Company, a wholly-owned subsidiary of The Paul Revere Life Insurance Company, as of December 31, 2001 and 2000, and the related statutory-basis statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts.

As discussed in Note 2 to the financial statements, in 2001 The Paul Revere Variable Annuity Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted the Division of Insurance of the Commonwealth of Massachusetts.

/s/ ERNST & YOUNG LLP

Chattanooga, Tennessee
February 6, 2002

STATEMENTS OF FINANCIAL CONDITION - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


                                                                            December 31
                                                                      2001               2000
                                                                     (in millions of dollars)
                                                                  -------------------------------
Admitted Assets

Cash and Invested Assets - Note 4
   Bonds                                                                $149.6        $148.9
   Preferred Stocks                                                        2.7           3.7
   Policy Loans                                                            0.2           0.2
   Cash and Short-term Investments                                         2.6           2.5
   Other Invested Assets and Receivables                                   1.1           0.4
                                                                        ------        ------
      Total Cash and Invested Assets                                     156.2         155.7

Other Assets
   Federal Income Tax Recoverable                                          0.3           1.4
   Investment Income Due and Accrued                                       2.5           2.5
   Miscellaneous Assets                                                    2.3           0.6
                                                                        ------        ------


Total Assets Excluding Separate Accounts Business                        161.3         160.2

From Separate Accounts Statement                                          17.3          27.9
                                                                        ------        ------

Total Admitted Assets                                                   $178.6        $188.1
                                                                        ======        ======

See notes to financial statements - statutory basis.

STATEMENTS OF FINANCIAL CONDITION - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


                                                                                     December 31
                                                                               2001               2000
                                                                              (in millions of dollars)
                                                                        --------------------------------
Liabilities and Capital and Surplus

   Deposit-Type Contracts                                                   $    7.2           $  10.5
   Policy and Contract Claims                                                    0.2               0.6
   Interest Maintenance Reserve                                                  6.7               7.2
   Asset Valuation Reserve                                                       1.8               1.6
   Federal Income Taxes                                                          0.4                -
   Payable to Parent and Affiliates                                              3.6               1.5
   Drafts Outstanding                                                             -                0.6
   Amounts Payable to Reinsurers                                                 1.6               7.9
   Other Liabilities                                                             1.8               1.9
                                                                            --------           -------
Total Liabilities Excluding Separate Accounts Business                          23.3              31.8

From Separate Accounts Statement                                                17.3              27.9
                                                                            --------           -------
Total Liabilities                                                               40.6              59.7
                                                                            --------           -------

Commitments and Contingent Liabilities - Note 11

Capital and Surplus
   Common Capital Stock, $5 par
     Authorized and Outstanding - 500,000 shares                                 2.5               2.5
   Deferred Gain on Reinsurance                                                 22.4              25.2
   Gross Paid in and Contributed Surplus                                        48.8              48.8
   Unassigned Surplus                                                           64.3              51.9
                                                                            --------           -------

Total Capital and Surplus                                                      138.0             128.4
                                                                            --------           -------

Total Liabilities and Capital and Surplus                                   $  178.6           $ 188.1
                                                                            ========           =======

See notes to financial statements - statutory basis.

STATEMENTS OF INCOME - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

                                                                          Year Ended December 31
                                                                          2001              2000
                                                                         (in millions of dollars)
                                                                         ------------------------
Revenue
   Premium Income                                                        $ (0.7)           $  5.4
   Net Investment Income                                                   11.4              13.5
   Amortization of Interest Maintenance Reserve                             0.8               1.2
   Commissions and Expense Allowances on Reinsurance Ceded                  4.3               8.0
   Other Income                                                             0.3               0.5
                                                                         ------            ------
Total Revenue                                                              16.1              28.6
                                                                         ------            ------

Benefits and Expenses
   Death Benefits                                                          (0.3)              3.1
   Surrender Benefits and Other Fund Withdrawals                           (0.2)              2.4
   Interest on Policy or Contract Funds                                     0.9               0.4
   Change in Reserves for Life and Accident
         Health Policies and Contracts                                       -                1.1
   Commissions                                                              1.9               3.2
   General Insurance Expenses                                               0.1               1.2
   Insurance Taxes, Licenses, and Fees                                       -                2.1
   Other Expenses                                                           0.1               0.3
                                                                         ------            ------
Total Benefits and Expenses                                                 2.5              13.8
                                                                         ------            ------

Net Gain from Operations before Federal Income
  Taxes and Net Realized Capital Gains (Losses)                            13.6              14.8

Federal Income Taxes                                                        3.5               4.9
                                                                         ------            ------

Net Gain from Operations before Net Realized
  Capital Gains (Losses)                                                   10.1               9.9

Net Realized Capital Gains (Losses) - Note 4                                0.2              (0.8)
                                                                         ------            ------

Net Income                                                               $ 10.3            $  9.1
                                                                         ======            ======

STATEMENTS OF INCOME - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

                                                      Year Ended December 31
                                                      2001               2000
                                                      (in millions of dollars)
                                                      ------------------------

Common Capital Stock
   Balance at Beginning and End of Year                $    2.5       $    2.5
                                                       --------       --------

Deferred Gain on Reinsurance
   Balance at Beginning of Year                            25.2           14.0
   Change                                                  (2.8)          11.2
                                                       --------       --------
   Balance at End of Year                                  22.4           25.2
                                                       --------       --------

Gross Paid in and Contributed Surplus
   Balance at Beginning and End of Year                    48.8           48.8
                                                       --------       --------

Unassigned Surplus
   Balance at Beginning of Year                            51.9           42.7
   Net Income                                              10.3            9.1
   Change in Net Unrealized Capital Gains                   0.7              -
   Change in Net Deferred Income Tax                       (0.6)             -
   Change in Nonadmitted Assets and Related Items           0.6              -
   Change in Accounting Principles - Note 2                 1.6              -
   Change in Asset Valuation Reserve                       (0.2)           0.1
                                                       --------       --------
   Balance at End of Year                                  64.3           51.9
                                                       --------       --------
Total Capital and Surplus                              $  138.0       $  128.4
                                                       ========       ========


See notes to financial statements - statutory basis.

STATEMENTS OF CAPITAL AND SURPLUS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


                                                                 Year Ended December 31
                                                                2001                2000
                                                                (in millions of dollars)
                                                                ------------------------
Operations
   Premiums and Other Considerations                            $  (0.7)         $   5.7
   Investment Income                                               11.2             14.0
   Commissions and Expense Allowances on Reinsurance Ceded          1.5              6.0
   Other Benefits                                                  (0.2)            (3.4)
   Surrender Benefits and Withdrawals for Life Contracts            0.2             (2.4)
   Insurance Expenses                                              (1.8)            (4.9)
   Transfer of Ledger Assets                                         -             (52.3)
   Federal Income Taxes                                            (2.2)           (13.7)
   Other Sources                                                    0.2              0.4
                                                                -------          -------
Net Cash Provided (Used) by Operations                              8.2            (50.6)
                                                                -------          -------

Investments Activities
   Proceeds from Investments Sold, Matured, or Repaid              27.8             90.0
   Net Tax on Capital Gains and Losses                              0.2             (4.3)
   Cost of Long-term Investments Acquired                         (26.6)           (31.2)
   Net Decrease in Policy Loans                                      -               6.2
                                                                -------          -------
Net Cash Provided by Investment Activities                          1.4             60.7
                                                                -------          -------

Financing and Miscellaneous Activities
   Deposits to Deposit-Type Contract Funds                          0.1              0.6
   Withdrawals from Deposit-Type Contract Funds                    (3.9)           (18.7)
   Other Uses                                                      (5.7)            (0.1)
                                                                -------          -------
Net Cash Used by Financing and Miscellaneous Activities            (9.5)           (18.2)
                                                                -------          -------

Net Increase (Decrease) in Cash and Short-term Investments          0.1             (8.1)

Cash and Short-term Investments at Beginning of Year                2.5             10.6
                                                                -------          -------

Cash and Short-term Investments at End of Year                  $   2.6          $   2.5
                                                                =======          =======


See notes to financial statements - statutory basis.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company



Note 1 - Nature of Operations and Significant Accounting Policies

Operations: The Paul Revere Variable Annuity Insurance Company (the Company) is a wholly-owned subsidiary of The Paul Revere Life Insurance Company. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation (Paul Revere), a wholly-owned subsidiary of UnumProvident Corporation (UnumProvident), a non-insurance holding company incorporated in Delaware. The Company is domiciled in the Commonwealth of Massachusetts and is licensed to do business in forty-eight states and the District of Columbia.

Prior to 1998, the Company's primary business was the sale of life insurance and annuity products, which were marketed through branch offices, financial institutions, and independent agents and brokers. The Company no longer actively markets new business, but continues to service existing policies.

Use of Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (the Division). The Division recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Massachusetts insurance law.

The Statutory Accounting Principles (SAP) prescribed in the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual have been adopted by the Commonwealth of Massachusetts as a component of prescribed practices for Massachusetts domiciled life insurers. The Division has adopted no applicable accounting practices for the Company that significantly differ from SAP.

SAP differs from accounting principles generally accepted in the United States
(GAAP). The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material. Specific significant differences are as follows:

Investments: Bonds are carried at amortized cost with the discount or premium amortized using the interest method. Preferred stocks are carried principally at cost. Under GAAP, securities not bought and held for the purpose of selling in the near term but for which the Company does not have the positive intent and ability to hold to maturity are classified as available-for-sale and are carried at fair value. Unrealized holding gains and losses on available-for-sale securities are reported in stockholder's equity as accumulated other comprehensive income. Bonds and preferred stocks that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are generally reported at amortized cost.

Non-admitted Assets: Non-admitted assets, consisting of the non-admissible portion of deferred income tax assets and certain receivables, are excluded from the statements of financial condition, and changes therein are charged or credited directly to unassigned surplus.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company



Note 1 - Nature of Operations and Significant Accounting Policies - Continued

Asset Valuation Reserve: The asset valuation reserve is reported as a liability rather than as capital, and changes in this reserve are charged or credited directly to unassigned surplus.

Policy Reserves: Policy reserves are provided based on assumptions and methods prescribed or permitted by insurance regulatory authorities rather than on mortality, interest, and withdrawal assumptions deemed to be appropriate when the contracts were issued.

Deferred Income Taxes: Prior to January 1, 2001, deferred federal income taxes were not provided for the differences between the financial statement amounts and tax bases of assets and liabilities. Effective with the Company's adoption of the codification of statutory accounting principles on January 1, 2001, deferred income tax assets (DTAs) and liabilities (DTLs) are permitted and are computed based on temporary differences between statutory and tax basis balance sheets, excluding the asset valuation reserve and the interest maintenance reserve (IMR). DTAs are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of a) the remaining gross DTAs expected to be realized within one year of the balance sheet date or b) 10 percent of capital and surplus excluding any net DTAs, electronic data processing equipment and operating software, and any net positive goodwill, plus 3) the amount of remaining gross DTAs that can be offset against existing gross DTLs. Changes in DTAs and DTLs are recorded directly in unassigned surplus. Under GAAP, deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. A valuation allowance is established for deferred tax assets that are not realizable. Changes in deferred taxes other than those attributable to changes in other comprehensive income are reported in income.

Reinsurance: Policy and contract liabilities and policy loans ceded to reinsurers have been reported as reductions of the related reserves and invested assets rather than as a reinsurance receivable as would be required under GAAP.

Revenue and Expense Recognition: Amounts collected on policies with mortality or morbidity risk are recognized as premium income over the premium paying period. Expenses include the increase in benefit reserves and gross benefit claims incurred. Prior to January 1, 2001, deposits to deposit-type contracts without mortality or morbidity risk were reported as revenue. Benefits included fund withdrawals and the change in deposit fund liabilities. Subsequent to the adoption of codification, these deposits and withdrawals are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing revenue or expense.

Under GAAP, revenues for interest-sensitive products consist of policy charges for the cost of insurance, policy administration, and surrenders assessed during the period, and expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances. Deposits and withdrawals on deposit-type contracts are not reported as revenue and benefit expense.

Policy Acquisition Costs and Value of Business Acquired: The costs of acquiring new business are expensed when incurred rather than deferred and amortized.

Realized Capital Gains and Losses: Realized capital gains and losses are included net of tax in the determination of net income rather than on a pre-tax basis. The Company defers the portion of realized capital gains and losses, net of tax, on sales of fixed income investments, principally bonds and mortgage loans, which are attributable to changes in the general level of interest rates. The deferred gains and losses are accumulated in the IMR and are amortized over the remaining period to maturity based on groupings of securities sold in five-year bands.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company



Note 1 - Nature of Operations and Significant Accounting Policies - Continued

Other significant accounting practices are as follows:

Investments: Issuer obligations are generally carried at amortized cost with the discount or premium amortized using the interest method. Single class and multi-class mortgage-backed/asset-backed securities are generally carried at amortized cost using the interest method including anticipated prepayments at the date of purchase. The prepayment assumptions for single class and multi-class mortgage-backed/asset backed securities are obtained from broker dealer survey values or internal estimates and are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method wherein the Company has elected to use book values as of January 1, 1994 as the cost for securities purchased prior to that date. Preferred stocks are carried at cost. Policy loans are presented at unpaid balances, net of reinsurance. Short-term investments are carried at cost. Other long-term invested assets are carried at amortized cost. Realized capital gains and losses are determined based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in the value of an investment is determined to be other than temporary, a provision for loss is recorded which is included in realized capital gains and losses. Changes in admitted asset carrying amounts of investments are recorded directly in unassigned surplus.

Reserves for Life Policies and Contracts: Reserves for future policy and contract benefits on traditional life products have been provided on the net level premium or preliminary term method. The reserves are calculated based upon assumptions as to interest, mortality, and withdrawal that are prescribed or permitted by insurance regulatory authorities. The assumptions vary by plan and year of issue.

For life insurance policies, reserves for the excess of valuation net premiums over corresponding gross premiums are computed according to the valuation standards required by the Division.

Reserves for future policy and contract benefits on single premium annuities have been provided on a net single premium method. The reserves are calculated based upon assumptions as to interest, mortality, and retirement that are prescribed or permitted by insurance regulatory authorities. The assumptions vary by year of issue.

Reserves for interest-sensitive products are calculated as the greater of the net surrender value and the Commissioners Reserve Valuation Method reserve defined in the universal life model regulation. The net surrender value is calculated as the cash value less the surrender charge. The reserves are calculated based upon assumptions as to interest and mortality that are prescribed or permitted by insurance regulatory authorities.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves. The extra reserve on annual premium policies subject to an extra premium is one-half the extra annual gross premium. The extra reserve for single premium policies subject to an extra premium is one-half the extra gross single premium. The rating-up in age method and liens are not used by the Company.

Reserves for future policy and contract benefits on all products meet the minimum valuation standards requirements for the Division.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company



Note 1 - Nature of Operations and Significant Accounting Policies - Continued

Deposit-Type Contracts: Deposit-type contracts represent customer deposits plus interest credited at contract rates. The Company controls its interest rate risk by investing in quality assets which have an aggregate duration that closely matches the expected duration of the liabilities.

Reinsurance: Reinsurance activity is accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts.

Separate Accounts: The separate account amounts shown in the accompanying financial statements represent funds that are separately administered for variable annuity contracts and for which the contract holder, rather than the Company, bears the investment risk. The contract purchase payments and the assets of the separate accounts are segregated from other Company funds for both investment and administrative purposes. Contract purchase payments received under variable annuity contracts are subject to deductions for sales and administrative fees. Also, the Company receives management fees that are based on the net asset values of the separate accounts.

Reclassification: Certain prior year amounts in the financial statements have been reclassified to conform to the 2001 presentation.


Note 2 - Accounting Changes

The Company prepares its statutory financial statements in conformity with accounting practices as prescribed or permitted by the Division. Effective January 1, 2001, the Division required insurance companies domiciled in that state to prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual for 2001, subject to any deviations prescribed or permitted by the Division. Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual for 2001 are reported as changes in accounting principles. The cumulative effect of the changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all periods.

The cumulative effect of the changes in accounting principles adopted to confirm to the codification of statutory accounting principles for the Company was $1.6 million and was recognized as an increase to statutory surplus as of January 1, 2001.

The components of the total change increased statutory surplus as follows (in millions of dollars):

        Deferred and Current Taxes                    $0.3
        Guaranty Funds Receivable                      1.3
                                                      ----
        Total                                         $1.6
                                                      ====

Prior period amounts were not restated as a result of accounting changes related to the initial implementation of codification.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 3 - Fair Values of Financial Instruments

The carrying amounts and fair values of the Company's financial instruments are as follows:


                                                                         December 31
                                                                   (in millions of dollars)
                                                 ---------------------------------------------------------
                                                             2001                            2000
                                                    Carrying         Fair         Carrying          Fair
                                                     Amount         Value          Amount          Value
                                                 ---------------------------------------------------------
Admitted Assets
   Bonds                                              $149.6         $150.9          $148.9         $146.9
   Preferred Stocks                                      2.7            2.7             3.7            3.1
   Policy Loans                                          0.2            0.2             0.2            0.2
   Cash and Short-term Investments                       2.6            2.6             2.5            2.5

Liabilities
   Deposit-Type Contracts                             $  7.2         $  7.2          $ 10.5         $ 10.5

The following methods and assumptions were used in estimating the fair values of the Company's financial instruments:

Bonds and Preferred Stocks: Fair values are based on quoted market price, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. See Note 4 for the amortized cost and fair values of securities by security type and by maturity date.

Policy Loans: Carrying amounts approximate fair value.

Cash and Short-term Investments: Carrying amounts approximate fair value.

Deposit-Type Contracts: Carrying amounts approximate fair value.

Note 4 - Investments

Securities

The amortized cost and fair values of securities by security type are as follows:


                                                                        December 31, 2001
                                                                     (in millions of dollars)
                                                    ------------------------------------------------------
                                                                       Gross         Gross
                                                      Amortized     Unrealized     Unrealized        Fair
                                                         Cost          Gains         Losses         Value
                                                    ------------------------------------------------------
United States Government and
  Government Agencies and Authorities                   $  3.4          $0.3           $  -         $  3.7
Public Utilities                                             -             -              -              -
Mortgage-backed Securities                                13.5           0.8              -           14.3
All Other Corporate Bonds                                132.7           3.7            3.5          132.9
Preferred Stocks                                           2.7           0.2            0.2            2.7
                                                        ------          ----           ----         ------
     Total                                              $152.3          $5.0           $3.7         $153.6
                                                        ======          ====           ====         ======

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

Note 4 - Investments - Continued


                                                                        December 31, 2000
                                                                     (in millions of dollars)
                                                    ------------------------------------------------------
                                                                       Gross         Gross
                                                      Amortized     Unrealized     Unrealized        Fair
                                                         Cost          Gains         Losses         Value
                                                    ------------------------------------------------------

United States Government and
  Government Agencies and Authorities                   $  3.4          $0.3           $  -         $  3.7
Public Utilities                                           5.3             -              -            5.3
Mortgage-backed Securities                                13.7           0.9              -           14.6
All Other Corporate Bonds                                126.5           1.8            5.0          123.3
Preferred Stocks                                           3.7           0.2            0.8            3.1
                                                        ------          ----           ----         ------
      Total                                             $152.6          $3.2           $5.8         $150.0
                                                        ======          ====           ====         ======


The amortized cost and fair values of bonds by maturity date are shown below. The maturity dates have not been adjusted for possible calls or prepayments.


                                                                               December 31, 2001
                                                                            (in millions of dollars)
                                                                      ---------------------------------
                                                                       Amortized                 Fair
                                                                          Cost                   Value
                                                                      -----------              --------
  1 year or less                                                        $  1.8                 $  1.8
  Over 1 year through 5 years                                             20.8                   21.0
  Over 5 years through 10 years                                           63.1                   63.3
  Over 10 years                                                           50.4                   50.5
                                                                        ------                 ------
                                                                         136.1                  136.6
  Mortgage-backed Securities                                              13.5                   14.3
                                                                        ------                 ------
                                                                        $149.6                 $150.9
                                                                        ======                 ======

For the years ended December 31, 2001 and 2000, there were changes in the net unrealized gains and losses on bonds and preferred stocks of $3.9 million and $(3.9) million, respectively. These unrealized gains and losses are not reported in the financial statements.

At December 31, 2001, the total investment in below-investment-grade bonds and preferred stocks (securities rated below Baa3 by Moody's Investor Services or an equivalent internal rating) was $4.8 million or 3.1 percent of cash and invested assets. The fair value of these investments was $3.6 million.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

Note 4 - Investments - Continued

Net Investment Income

Sources for net investment income are as follows:


                                                                              Year Ended December 31
                                                                               2001             2000
                                                                             (in millions of dollars)
                                                                            -------------------------
Bonds                                                                        $11.2              $12.9
Preferred Stocks                                                               0.2                0.3
Short-term Investments                                                         0.2                0.5
Other Investment Income                                                        0.1                0.2
                                                                             -----              -----
   Gross Investment Income                                                    11.7               13.9
Investment Expenses                                                            0.3                0.4
                                                                             -----              -----
   Net Investment Income                                                     $11.4              $13.5
                                                                             =====              =====

The Company does not accrue investment income on bonds where collection of interest is uncertain. No amounts were excluded from investment income due and accrued at December 31, 2001 or 2000.

Realized Capital Gains and Losses

Realized capital gains (losses) on investments are as follows:

                                                                              Year Ended December 31
                                                                              2001             2000
                                                                             (in millions of dollars)
                                                                            --------------------------

Bonds                                                                        $0.2                $7.8
Preferred Stocks                                                                -                 0.1
Other                                                                         0.5                   -
                                                                             ----               -----
   Total                                                                      0.7                 7.9
Federal Income Tax                                                            0.2                 3.4
                                                                             ----               -----
Pre-IMR Capital Gains, Net of Tax                                             0.5                 4.5
                                                                             ----               -----
Transferred to IMR
   Pre-tax Capital Gains                                                      0.5                 8.2
   Federal Income Tax                                                         0.2                 2.9
                                                                             ----               -----
                                                                              0.3                 5.3
                                                                             ----               -----
Net Realized Capital Gains (Losses)                                          $0.2               $(0.8)
                                                                             ====               =====

Proceeds from disposals of bonds and preferred stocks for the years ended December 31, 2001 and 2000 were $21.3 million and $80.5 million, respectively. Gross gains of $0.4 million and $9.3 million were realized during 2001 and 2000, respectively, on sales and calls of bonds and preferred stocks. Gross losses of $0.2 million and $1.4 million were realized during 2001 and 2000 on bonds and preferred stocks.

Note 5 - Reinsurance

The Company routinely assumes and cedes reinsurance with other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the insurance coverage retains the liability.

During 2000, the Company entered into a reinsurance agreement under which Reassure America Life Insurance Company (Reassure America), an affiliate of Swiss Re Life & Health America Inc., reinsured on a 100 percent indemnity coinsurance basis substantially all of the individual life insurance written by the

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

Note 5 - Reinsurance - Continued

Company. Reassure America has a current A.M. Best rating of A++ (superior). The reinsurance agreements were effective as of July 1, 2000. The Company received a ceding commission of $19.6 million and ceded reserves of $70.5 million. The deferred after-tax gain from the reinsurance transaction was $16.2 million and is being amortized into income on a net of tax basis as earnings emerge from the business reinsured. As of December 31, 2001 and 2000, the balance of the deferred gain was $14.5 million and $15.6 million, respectively.

The Company's in-force block of individual and tax-sheltered annuity business is reinsured with American General Annuity Insurance Company and The Variable Annuity Life Insurance Company. These two companies have a current A.M. Best rating of A+ (superior). The reserve credits taken for these treaties were $1,007.8 and $1,089.4 million at December 31, 2001 and 2000, respectively. As of December 31, 2001 and 2000, the balance of the related deferred gain was $7.9 million and $9.6 million, respectively.

Total reinsurance ceded information for the Company is as follows:

                                                       Year Ended December 31
                                                      2001               2000
                                                      (in millions of dollars)
                                                      ------------------------

Life Insurance in Force (Amount of Insurance)         $1,021.1       $1,245.0
Insurance Liabilities                                  1,098.9        1,176.6

Premium Income                                             7.5            6.0
Death Benefits                                             2.5            1.2
Change in Reserves for Life and Accident and
    Health Policies                                       (3.9)         (0.3)


Note 6 - Annuity Actuarial Reserves and Deposit Liabilities

The withdrawal characteristics of annuity actuarial reserves and deposit liabilities are as follows:

                                                                              December 31, 2001
                                                                          (in millions of dollars)
                                                                          --------------------------
                                                                            Amount              %
                                                                          ---------         --------
Subject to Discretionary Withdrawal with Adjustment:
   At Book Value Less Surrender Charge                                     $    8.5              0.8%
   At Market Value                                                             10.6              1.0
                                                                           --------         --------
Total With Adjustment or at Market Value                                       19.1              1.8
Subject to Discretionary Withdrawal Without Adjustment                        986.3             94.6
Not Subject to Discretionary Withdrawal                                        37.8              3.6
                                                                           --------         --------
Total Annuity Reserves and Deposit Liabilities before Reinsurance           1,043.2            100.0%
                                                                                            ========
Reinsurance Ceded                                                           1,020.7
                                                                           --------
Net Annuity Reserves and Deposit Liabilities                               $   22.5
                                                                           ========

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 7 - Federal Income Taxes

For tax years 2001 and prior, the Company was included along with its affiliate, The Paul Revere Protective Life Insurance Company, in a consolidated tax return filed by its parent company, The Paul Revere Life Insurance Company. The total federal liability of the consolidated group is allocated among the members of the group in accordance with the Company's written tax sharing agreement based on each company's separate return tax liability. Additional allocations for tax benefits to loss members of the group are made in the same year the loss is used. During 2001, The Paul Revere Protective Life Insurance Company merged with and into its parent.

The amount of federal income taxes incurred in 2001, 2000, and 1999 that are available for recoupment in the event of future net losses are $3.6 million, $7.9 million, and $7.1 million, respectively.

The components of the net deferred tax asset at December 31, 2001 and January 1, 2001 were as follows (in millions of dollars):

                                                                     2001

                                                         ------------------------------
                                                         December 31       January 1          Change
                                                         -------------    -------------     ------------
           Deferred Policy Acquisition Costs                   $0.8             $0.9             $(0.1)
           Realized Gains and Losses                            0.6              0.6                -
           Other                                                  -              0.5              (0.5)
                                                            -------            -----            ------
           Gross Deferred Tax Asset                             1.4              2.0              (0.6)
           Deferred Tax Asset Nonadmitted                       1.1              1.7              (0.6)
                                                            -------            -----            ------
           Admitted Deferred Tax Asset                          0.3              0.3                -

           Deferred Tax Liability                                -                -                 -
                                                            -------            -----            ------

           Net Deferred Tax Asset                              $0.3             $0.3             $  -
                                                            =======            =====            ======

The change in net deferred income tax is comprised of the following (in millions of dollars):

                                                                     2001
                                                         ------------------------------
                                                         December 31       January 1          Change
                                                         -------------    -------------     ------------

           Total Deferred Tax Asset                            $1.4             $2.0             $(0.6)
           Total Deferred Tax Liability                          -                -                 -
                                                            -------            -----            ------
           Net Deferred Tax Asset (Liability)                  $1.4             $2.0              (0.6)
                                                            =======            =====

           Tax Effect of Unrealized Gains and Losses                                                -
                                                                                                ------

           Change in Net Deferred Income Tax                                                     $(0.6)
                                                                                                ======

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 7 - Federal Income Taxes - Continued

Current income tax incurred consists of the following major components (in millions of dollars):

                                                 For the Year Ended December 31
                                                      2001              2000
                                                --------------    --------------

           From Operations                             $3.5             $4.9
           From Capital Gains and Losses                0.2              3.4
                                                      -----            -----
           Current Income Tax Incurred                 $3.7             $8.3
                                                       ====             ====


The Company's income tax expense differs from the amount obtained by applying the federal statutory rate of 35 percent to net gain from operations as follows:

                                                                      For the Year Ended December 31
                                                        -----------------------------------------------------------
                                                            2001           2000             2001          2000
                                                         (in millions of dollars)                  Rate
                                                        ----------------------------    ---------------------------
      Expected Federal Income Tax Expense                   $ 4.8          $ 5.2            35.0%         35.0%
      Reinsurance Gains and Losses                           (1.0)           0.2            (7.2)          1.3
      Capital Gains and Losses                                0.2            3.4             1.5          23.0
      Other                                                  (0.3)          (0.5)           (2.1)         (2.9)
                                                           ------         ------          ------         -----
           Total Incurred Income Tax                        $ 3.7          $ 8.3            27.2%         56.4%
                                                            =====          =====            =====         =====

As a result of the accounting change in 2001 (see Note 2), the Company recorded a net increase to surplus for an admitted deferred tax asset on January 1, 2001 of $0.3 million.


Note 8 - Separate Accounts

Separate accounts held by the Company primarily represent funds which the Company invests on behalf of the accounts' contractholders. Certain separate accounts represent variable annuity contacts. The assets of these accounts are carried at market value. The net investment experience of the separate accounts is credited directly to the contractholder and can be positive or negative.

Information regarding the separate accounts for the year ended December 31, 2001 is as follows:

                                                             Non-Guaranteed
                                                           Separate Accounts
                                                        (in millions of dollars)
                                                        ------------------------

Premiums, Considerations, or Deposits                             $  -
                                                                  ====

Reserves for Accounts With Assets at Market Value                $15.3
                                                                 =====

By Withdrawal Characteristics:
   At Market Value                                               $15.3
                                                                 =====

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 8 - Separate Accounts - Continued

A reconciliation of the amounts transferred to and from the separate accounts is as follows:

                                                                Year Ended
                                                             December 31, 2001
                                                               (in millions
                                                                of dollars)
                                                             -----------------
Transfers as Reported in the Summary of Operations
  of the Separate Accounts Statement:
     Transfers to Separate Accounts                                 $ -
     Transfers from Separate Accounts                                5.7
                                                                    ----
     Net Transfers from Separate Accounts                           (5.7)

     Increase in Liability for Deposit Funds                         5.4
     Investment Management Fees                                      0.3
                                                                    ----
Transfers as Reported in the Summary of
  Operations of the Life, Accident and Health
  Annual Statement                                                  $ -
                                                                    ====

Note 9 - Retirement Benefits

The Company has no benefit plans. The Company purchases services from its affiliates in accordance with an intercompany cost sharing agreement. There is no obligation on the part of the Company beyond the amounts paid as part of the cost of services purchased.

Note 10 - Related Party Transactions

During 2001 and 2000, the Company borrowed from and loaned to its affiliates short-term funds. The related interest expense and interest income are as follows:

                                    Year Ended December 31
                                   2001                2000
                                   (in millions of dollars)
                                   ------------------------
Interest Expense                     $0.1            $ -
Interest Income                       0.1             0.4

During 2001, the Company sold $5.2 million in book value of bonds (par value $5.0 million) to The Paul Revere Life Insurance Company at the market value of $5.3 million.

During 2001 and 2000, the Company paid management fees to its affiliates of $0.3 million and $1.4 million, respectively.


Note 11 - Commitments and Contingent Liabilities

In 1997 two alleged class action lawsuits were filed in Superior Court in Worcester, Massachusetts (Superior Court) against UnumProvident and several of its subsidiaries, Paul Revere, The Paul Revere Life Insurance Company, the Company, The Paul Revere Protective Life Insurance Company, and Provident Life and Accident Insurance Company. One purported to represent independent brokers who sold certain individual disability income policies with benefit riders that were issued by subsidiaries of Paul Revere. The trial for the independent broker class action commenced in March 2001. In April 2001, the jury returned a complete defense verdict. The court subsequently entered judgement on that verdict. The plaintiffs have not given an indication as to whether or not they will appeal the jury verdict. The plaintiffs

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 11 - Commitments and Contingent Liabilities - Continued

have a pending motion seeking a new trial. Notwithstanding the jury verdict, the judge is obligated to rule separately on the claim that UnumProvident and its affiliates violated the Massachusetts Consumer Protection Act. The bench trial for the alleged violation commenced in October 2001 and concluded in November 2001 with closing briefs submitted to the judge in December 2001 and closing arguments heard in January 2002. A decision is expected by May 2002.

The career agent class action purports to represent all career agents of subsidiaries of Paul Revere whose employment relationships ended on June 30, 1997 and were offered contracts to sell insurance policies as independent producers. At the hearing to determine class certification heard in December 1999 in Superior Court, class certification was denied for the career agents. Summary judgment motions were heard in November 2000 and all motions from plaintiffs and defendants were denied pertaining to the two class representatives whose cases survived. The career agent plaintiffs have re-filed their complaint seeking a class action status by limiting the issues to those in the certified broker class action. The court has not ruled on the re-filing.

In addition, the same plaintiffs' attorney who had initially filed the class action lawsuits has filed 50 individual lawsuits on behalf of current and former Paul Revere sales managers (including the career class action representatives) alleging various breach of contract claims. UnumProvident and affiliates filed a motion in federal court to compel arbitration for 17 of the plaintiffs who are licensed by the National Association of Securities Dealers (NASD) and have executed the Uniform Application for Registration or Transfer in the Securities Industry (Form U-4). The federal court denied 15 of those motions and granted two. The 17 plaintiffs were licensed because of the products they sold for the Company. Arbitration was denied for the 15 because the Company was dismissed as a defendant for those individual plaintiffs. In June 2001, the first arbitration was heard before a NASD panel and the arbitration panel awarded the plaintiffs $190,000 in compensatory damages with no award for punitive damages, attorney's fees, or interest. The second arbitration has now been delayed three times at plaintiff's request, and plans are being made for a new date. Eight of the other cases are tentatively set to begin trials in 2002, but at this late date it is highly unlikely that more than two could start. UnumProvident and affiliates believe that they have strong defenses and plan to vigorously defend their position in these cases. Although the individual lawsuits described above are in the early stages, management does not expect these suits to materially affect the financial position or results of operations of the Company.

Various other lawsuits against the Company have arisen in the course of the Company's business. Contingent liabilities from litigation, income taxes, and other matters are not considered material in relation to the financial position of the Company.


Note 12 - Shareholder Dividend Restrictions and Deposits

The maximum amount of dividends which can be paid to shareholders by Massachusetts domiciled insurance companies without prior approval by the Division is subject to restrictions relating to the greater of ten percent of an insurer's surplus as regards policyholders as of the preceding year end or the net gain from operations, excluding realized capital gains and losses, of the preceding year.

At December 31, 2001, assets in the amount of $2.9 million were on deposit with government authorities or trustees as required by law.

The Company is subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2001 the Company met the RBC requirements.

                        THE PAUL REVERE VARIABLE ANNUITY
                           CONTRACT ACCUMULATION FUND

                                     PART C

                                OTHER INFORMATION

          This registration statement contains the following financial statements, condensed financial information and exhibits:

ITEM 28(A).    FINANCIAL STATEMENTS AND EXHIBITS

               INCLUDED IN PROSPECTUS

               Per unit income and capital changes and variable annuity unit values--condensed financial information for the ten years ended December 31, 2000.

               INCLUDED IN STATEMENT OF ADDITIONAL INFORMATION

               The Paul Revere Variable Annuity Contract Accumulation Fund:

               Report of Independent Auditors

               Statement of assets and liabilities at December 31, 2001.

               Statement of changes in net assets for the three years ended December 31, 2001.

               Statement of operations for the year ended December 31, 2001.

               Statement of investments at December 31, 2001.

               Notes to financial statements.

               The Paul Revere Variable Annuity Insurance Company:

               Report of Independent Auditors

               Balance sheets at December 31, 2001 and 2000.

               Statements of income for the two years ended December 31, 2001.

               Statements of capital and surplus for the two years ended December 31, 2001.

               Statements of cash flows for the two years ended December 31, 2001.

               Notes to financial statements.

               ITEM 28(B). LIST OF EXHIBITS

               1. Consent of Legal Counsel

               2. Consent of Independent Auditors

4. Financial Data Schedules

ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

        This information is listed in the Statement of Additional Information, Part B of this Registration Statement under Management, Page 7, and incorporated in Part C by reference.

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT



                              [GRAPH APPEARS HERE]

ITEM 31. NUMBER OF CONTRACTOWNERS

           Title of         Number of Holders
           Class               of Record*
           -----               ---------

           Series Q               791
           Series N               139


* As of December 31, 2000.

ITEM 32. INDEMNIFICATION

        The Paul Revere Variable Annuity Insurance Company maintained a blanket fidelity bond in the amount of $350,000 with National Union Fire Insurance Company, Pittsburgh, Pennsylvania, covering its officers and employees and those of the registrant. This bond is numbered 621-3933.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        This information is included in the Prospectus and Statement of Additional Information, Parts A and B of this Registration Statement, and incorporated in Part C by reference.

ITEM 34. PRINCIPAL UNDERWRITERS

        (a) None.

        (b) Included in the Statement of Additional Information, Part B and incorporated in Part C by reference.

        (c) None.

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

          Name of Person maintaining
          Possession Thereof                        Address                  Description
          ------------------                        -------                  -----------
           Liz Barton                      American General Corporation     Contract owner
                                           205 East 10th Street             accounts and
                                           Amarillo, Texas 79101            records

           Eric Alexander                  American General Corporation     Financial
                                           205 East 10th Street             Records
                                           Amarillo, Texas 79101

ITEM 36.MANAGEMENT SERVICES

        None.

ITEM 37.UNDERTAKINGS

        The undersigned registrant hereby undertakes:

        (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore and hereafter duly adopted pursuant to authority conferred in that Section.

        (b) To file with the Securities and Exchange Commission, a Post Effective Amendment to this Registration Statement, as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

        (c) To include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

        (d) To deliver any Statement of Additional Information and financial statements that are required by this Registration Statement promptly upon written or oral request.

                    POST EFFECTIVE AMENDMENT--SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Paul Revere Variable Annuity Contract Accumulation Fund has caused this Post Effective Amendment No. 56 to Registration Statement No. 2-24380 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Worcester, Commonwealth of Massachusetts on the 30th day of April, 2002.

                                                The Paul Revere Variable Annuity
                                                Contract Accumulation Fund

                                                By: /s/ Donald E. Boggs
                                                    -------------------
                                                Donald E. Boggs
                                                Chairman, Board of Managers

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post Effective Amendment No. 56 to Registration Statement No. 2-24380 has been signed below by the following persons in the capacities and on the date indicated.

              SIGNATURE                     TITLE                  DATE
              ---------                     -----                  ----

         /s/ Gordon T. Miller           Vice Chairman             04/30/02
         --------------------           -------------
         Gordon T. Miller               Board of Managers

         /s/ David G. Fussell           Member                    04/30/02
         --------------------           ------
         David G. Fussell               Board of Managers

         /s/ Joan Sadowsky              Member                    04/30/02
         -----------------              ------
         Joan Sadowsky                  Board of Managers

         /s/ William J. Short           Member                    04/30/02
         --------------------           ------
         William J. Short               Board of Managers

         /s/ Donald E. Boggs            Chairman                  04/30/02
         -------------------            --------
         Donald E. Boggs                Board of Managers

                    POST EFFECTIVE AMENDMENT--SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Paul Revere Variable Annuity Contract Accumulation Fund has caused this Post Effective Amendment No. 56 to Registration Statement No. 2-24380 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chattanooga, State of Tennessee on the 30th day of April, 2002.

                                             The Paul Revere Variable Annuity
                                                      Insurance Company

                                                        /s/ J. Harold Chandler
                                                                President

                                             By:--------------------------------
                                                      J. Harold Chandler
                                                          President

     Pursuant to the requirements of the Securities Act of 1933 and the

Investment Company Act of 1940, this Post Effective Amendment No. 56 to Registration Statement No. 2-24380 has been signed below by the following persons in the capacities and on the date indicated.

                   SIGNATURE                           TITLE                       DATE
                   ---------                           -----                       ----
                        *                    Director, Chairman, President       04/30/02
                        -
                                             and CEO
              J. Harold Chandler

                        *                    Executive Vice President            04/30/02
                        -
                                             Finance and Risk Management;

                Thomas R. Watjen                   Director

                        *                    Executive Vice President-           04/30/02
                        -
                                             Legal and Administrative

                F. Dean Copeland             Affairs and Assistant Secretary;
                                             Director

                        *                    Director                            04/30/02
                        -

               James L. Moody, Jr.

                        *                    Director                            04/30/02
                        -

               Burton E. Sorensen